UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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[REGISTRANT] ING Separate Portfolios Trust
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ING SEPARATE PORTFOLIOS TRUST

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

[March 22, 2013]

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING Separate Portfolios Trust (the “Trust”) and each fund organized as a series of the Trust (each a “Fund,” and collectively, the “Funds”). The Special Meeting is scheduled for [10:00 A.M.], Local time, on [May 6, 2013], at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders will be asked to approve new investment advisory agreements for each Fund with ING Investments, LLC (“ING Investments”) or ING Investment Management Co. LLC (“ING IM,” and together with ING Investments, the “ING U.S. Advisers”), as applicable. Certain shareholders will be asked to approve new investment sub-advisory agreements with ING IM. These new advisory and sub-advisory agreements arise in connection with a plan for the U.S. parent company of ING U.S. Advisers to separate from its ultimate parent, ING Groep, N.V. At the Special Meeting shareholders will also be asked to approve a number of other proposals including the election of 13 nominees to the Board. Shareholders of ING Investment Grade Credit Fund (the “Credit Fund”) will be asked to approve a new investment advisory agreement with ING Investments, a new investment sub-advisory agreement with ING IM, and a change to a fundamental investment policy on concentration. Shareholders of the Credit Fund will be asked to approve a “manager-of-managers” policy. Finally, shareholders of certain Funds will be asked to approve a modification to the current “manager-of-managers” policy.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board recommends that you vote “FOR” each of the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement carefully and cast your vote. It is important that your vote be received no later than [May 5, 2013].

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely, Shaun P. Mathews President and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING SEPARATE PORTFOLIOS TRUST

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for [May 6, 2013]

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Separate Portfolios Trust (the “Trust”) and each fund organized as a series of the Trust (each a “Fund,” and collectively, the “Funds”) is scheduled for [10:00 A.M.], Local time on [May 6, 2013] at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and the parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Funds (such divestment, the “Separation Plan”). ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory and sub-advisory services to the Funds without interruption, the Special Meeting was called to, among other things, approve new advisory and sub-advisory agreements.

At the Special Meeting, shareholders will be asked:

1.              To approve a new investment advisory agreement for certain Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment advisory agreement for ING Investment Grade Credit Fund (the “Credit Fund”) with ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust;

5.              To approve a new investment advisory agreement with ING Investments and a new investment sub-advisory agreement with ING IM with respect to the Credit Fund, and to approve, under certain circumstances, any future advisory and sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

6.              To approve a change in the fundamental investment policy on concentration with respect to the Credit Fund.

7.              To approve a manager-of-managers policy with respect to the Credit Fund to permit ING Investments, subject to prior approval by the Board to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Credit Fund’s shareholders;

8.              To approve a modification to the current manager-of-managers policy with respect to certain Funds to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders; and

9.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting. The Board recommends that you vote “FOR” the Proposals.

Shareholders of record as of the close of business on [February 12, 2013], are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than [May 5, 2013], the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Special Meeting.

By Order of the Board of Trustees Huey P. Falgout, Jr. Secretary

[March 22, 2013]

PROXY STATEMENT

[March 22, 2013]

Special Meeting of Shareholders

of ING Separate Portfolios Trust

Scheduled for [May 6, 2013]

ING Emerging Markets Corporate Debt Fund	ING Retirement Solution 2035 Fund
ING Emerging Markets Hard Currency Debt Fund	ING Retirement Solution 2040 Fund
ING Emerging Markets Local Currency Debt Fund	ING Retirement Solution 2045 Fund
ING Investment Grade Credit Fund	ING Retirement Solution 2050 Fund
ING Retirement Solution 2020 Fund	ING Retirement Solution 2055 Fund
ING Retirement Solution 2025 Fund	ING Retirement Solution Income Fund
ING Retirement Solution 2030 Fund

(Each, a series of ING Separate Portfolios Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

[Fund’s Phone Number]

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on [Meeting Date]

This Proxy Statement and Notice of Special Meeting are available at www.proxyvote.com/ing

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TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	1
What Proposals will be considered at the Special Meeting?	2
Who is eligible to vote?	2
How do I vote?	2
When and where will the Special Meeting be held?	3
How can I obtain more information about a Fund?	3
Impact of the Separation Plan	4
What is the Separation Plan?	4
Why do the investment advisory and sub-advisory agreements terminate?	4
Will the Separation Plan change how the Funds are managed?	5
How will the Separation Plan affect the service providers to the Funds?	5
Proposal One — Approval of the Proposed IIL Advisory Agreement	7
What is Proposal One?	7
Who is the Funds’ investment adviser?	7
What are the terms of the Proposed IIL Advisory Agreement?	7
What is the recommendation of the Board?	9
What is the required vote?	9
What happens if shareholders do not approve the Proposal?	9
Proposal Two — Approval of the Proposed ING IM Advisory Agreement	10
What is Proposal Two?	10
Who is the Credit Funds’ investment adviser?	10
What are the terms of the Proposed ING IM Advisory Agreement?	10
What is the recommendation of the Board?	11
What is the required vote?	11
What happens if shareholders do not approve the Proposal?	12
Proposal Three — Approval of the Proposed Sub-Advisory Agreement	13
What is Proposal Three?	13
Who is the ING IM Funds’ sub-adviser?	13
What are the terms of the Proposed Sub-Advisory Agreement?	13
What is the recommendation of the Board?	14
What is the required vote?	14
What happens if shareholders do not approve the Proposal?	14
Separation Plan — Factors Considered by the Board	15
Proposal Four — Election of the Trustees	19
What is Proposal Four?	19
Who are the Nominees and what are their qualifications?	19
How long will the Trustees serve on the Board?	21
What are the Trustees paid for their services?	21
Do the Independent Trustees and Nominees own shares of the Funds or certain affiliate entities?	22
How is the Board Structured?	22
How often does the Board meet?	25
Who are the officers of the Trust?	26
What are the officers paid for their services?	26
What is the Board’s Recommendation	26
What is the required vote?	26
Proposal Five — Approval of New Investment Advisory and Sub-Advisory Agreements	27
What is Proposal Five?	27
How is the Credit Fund currently managed?	27
Why are changes to the advisory and sub-advisory agreements proposed?	27
How will Proposal Five impact the fees paid by the Credit Fund?	27
What are the terms of the Proposed IIL Advisory Agreement?	28
What are the terms of the Proposed Sub-Advisory Agreement?	29
What is the recommendation of the Board?	29
What factors were considered by the Board?	30
What is the required vote?	30
What happens if shareholders do not approve the Proposal?	31
Proposal Six — Approval of a Change in a Fundamental Investment Policy on Concentration	32
What is Proposal Six?	32
What is the proposed change to the fundamental investment policy on concentration?	32
Why is a change to the fundamental investment policy on concentration proposed?	32

What risks are associated with concentration?	32
What is the required vote?	33
What happens if shareholders do not approve Proposal Six?	33
What is the recommendation of the Board?	33
Proposal Seven — Approval of a “Manager-of-Managers” Arrangement	34
What is Proposal Seven?	34
Why is a manager-of-managers arrangement proposed?	34
What is the proposed Manager-of-Managers arrangement?	34
What are the conditions of the exemptive relief granted pursuant to the Existing Relief?	35
What is the recommendation of the Board?	35
What factors were considered by the Board?	35
What is the required vote?	36
What happens if shareholders do not approve Proposal Seven?	36
Proposal Eight — Approval of a Modified Manager-of-Managers Policy	37
What is Proposal Eight?	37
Why is the Modified Manager-of-Managers Policy proposed?	37
What are the proposed conditions of the Amended Relief?	37
What is the recommendation of the Board?	38
What factors were considered by the Board?	38
What is the required vote?	38
What happens if shareholders do not approve Proposal Eight?	39
General Information about the Proxy Statement	40
Who is asking for my vote?	40
How is my proxy being solicited?	40
What happens to my proxy once I submit it?	40
Can I revoke my proxy after I submit it?	40
What are the voting rights and quorum requirements?	40
Who are the Funds’ independent public accountants?	41
Can shareholders submit proposals for consideration in a Proxy Statement?	41
How can shareholders send communications to the Board?	41
What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?	41
Who pays for this Proxy Solicitation?	41
Appendix A: Portfolio Managers	43
Appendix B: Principal Executive Officers	44
Appendix C: Fees Paid to Affiliates of the Advisers	45
Appendix D: Form of Proposed Advisory Agreement	46
Appendix E: Advisory Agreement Information	53
Appendix F: Compensation Paid to ING Investments by Investment Companies with Similar Investment Objectives	55
Appendix G: Compensation Paid to ING IM by Investment Companies with Similar Investment Objectives	59
Appendix H: Form of Proposed ING IM Sub-Advisory Agreement	61
Appendix I: Sub-Advisory Agreement Information	68
Appendix J: Board Consideration of Advisory and Sub-Advisory Contracts on November 29, 2012	69
Overview of the Contract Renewal and Approval Process	69
Nature, Extent and Quality of Service	70
Fund Performance	72
Economies of Scale	72
Information Regarding Services to Other Clients	72
Fee Rates and Profitability	72
Appendix K: Nominees	74
Appendix L: Trustee Compensation	76
Appendix M: Trustee and Nominee Ownership of Fund Securities	77
Appendix N: Officer Information	78
Appendix O: Shares Outstanding as of the Record Date	80
Appendix P: Beneficial Ownership as of the Record Date	81
Appendix Q: Fees Paid to the Independent Registered Public Accountants	82

INTRODUCTION

ING Emerging Markets Corporate Debt Fund	ING Retirement Solution 2035 Fund
ING Emerging Markets Hard Currency Debt Fund	ING Retirement Solution 2040 Fund
ING Emerging Markets Local Currency Debt Fund	ING Retirement Solution 2045 Fund
ING Investment Grade Credit Fund	ING Retirement Solution 2050 Fund
ING Retirement Solution 2020 Fund	ING Retirement Solution 2055 Fund
ING Retirement Solution 2025 Fund	ING Retirement Solution Income Fund
ING Retirement Solution 2030 Fund

(each a “Fund,” and collectively, the “Funds”)

What is happening?

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and the parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM,” together with ING Investments, the “Advisers”), each an investment adviser or sub-adviser to one or more of the Funds (such divestment, the “Separation Plan”). ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended, (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.  At any such Change of Control Event the advisory and sub-advisory agreements for each Fund will automatically terminate. For more information on the Separation Plan and its effect on the Funds, please see the section entitled “Impact of the Separation Plan.”

In order to ensure that the existing advisory and sub-advisory services provided to the Funds can continue uninterrupted, shareholders are asked to approve the advisory agreement with the adviser, ING Investments or ING IM, as applicable, as well as sub-advisory agreements for certain Funds for ING Investments with ING IM. Shareholders are asked to approve these agreements effective upon shareholder approval or the close of the IPO, whichever is later. As part of the same proposals, shareholders are voting to approve, under certain circumstances, any future agreements required to be approved as a result of subsequent Change of Control Events that occur in connection with the Separation Plan.

In addition to approving the agreements required in connection with the Separation Plan, shareholders are asked to approve a number of additional proposals which are discussed in more detail in Proposals Four through Eight. As discussed in Proposal Four, shareholders are asked to elect 13 nominees to the Board of Trustees (the “Board”) of ING Separate Portfolios Trust (the “Trust”) of which each Fund is a series. In Proposal Five, shareholders of ING Investment Grade Credit Fund (the “Credit Fund”) are asked to approve a new investment advisory agreement with ING Investments and a new investment sub-advisory agreement with ING IM. In Proposal Six, shareholders are asked to approve a change to a fundamental investment policy for concentration. In Proposal Seven, shareholders of the Credit Fund are also asked to approve the “manager-of-managers” policy. Finally, as discussed in Proposal Eight, shareholders of certain Funds are asked to approve a modification to the current “manager-of-managers” policy.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a proxy ballot (“Proxy Ballot”) for a Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is asked to provide voting instructions in connection with their shares.

What Proposals will be considered at the Special Meeting?

The table below describes each proposal and indicates which proposals shareholders of each Fund are asked to approve. At the Special Meeting, shareholders are asked:

1.              To approve a new investment advisory agreement with ING Investments for the following Funds that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund

ING Retirement Solution 2055 Fund

ING Retirement Solution Income Fund

(each an “IIL Fund,” and collectively, the “IIL Funds”)

2.              To approve a new investment advisory agreement with ING IM for ING Investment Grade Credit Fund that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

ING Investment Grade Credit Fund (the “Credit Fund”)

3.              To approve a new investment sub-advisory agreement between ING Investments and ING IM for the following Funds that is prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund

ING Retirement Solution 2055 Fund

ING Retirement Solution Income Fund

(each an “ING IM Fund,” and collectively, the “ING IM Funds”)

4.              To approve the election of 13 nominees to the Board;

All Funds

5.              To approve a new investment advisory agreement with ING Investments for ING Investment Grade Credit Fund and a new sub-advisory agreement between ING Investments and ING IM both prompted by the IPO, and to approve, under certain circumstances, any future advisory and sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

ING Investment Grade Credit Fund (the “Credit Fund”)

6.              To approve a change to the fundamental investment restriction on concentration;

ING Investment Grade Credit Fund (the “Credit Fund”)

7.              To approve a manager-of-managers policy with respect to the ING Investment Grade Credit Fund to permit ING Investments, subject to prior approval by the Board to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of such Fund’s shareholders;

ING Investment Grade Credit Fund (the “Credit Fund”)

8.              To approve a modified manager-of-managers policy to permit ING Investments, subject to prior approval by the Board to enter into and materially amend agreements with wholly owned sub-advisers in addition to unaffiliated sub-advisers without obtaining the approval of such Fund’s shareholders; and

ING Emerging Markets Corporate Debt Fund ING Emerging Markets Hard Currency Debt Fund	ING Emerging Markets Local Currency Debt Fund ING Investment Grade Credit Fund

(each a “Modified Manager-of-Managers Fund,” and collectively, the “Modified Manager-of-Managers Funds”)

9.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

All Funds

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on [February 12, 2013] (the “Record Date”) are eligible to vote their shares. (See “General Information” for a more detailed discussion of voting procedures.)

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

If you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at []. (See “General Information” for more information on the Proxy Solicitor.)

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on [May 6, 2013], at [10:00 A.M.], Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about a Fund?

Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, statement of additional information (“SAI”), annual report, and semi-annual report for each Fund is available, without charge on the Internet at http://www.ingfunds.com/lit or by contacting the Funds at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please contact the Funds at the address or phone number listed above.

IMPACT OF THE SEPARATION PLAN

What is the Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amstelveenseweg 500, 1081 KL P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING U.S., constitutes the U.S.-based retirement, investment, and insurance operations of Netherlands-based ING Groep. In the U.S., the ING family of companies offers a comprehensive array of financial services to retail and institutional clients, including retirement plans, IRA rollovers and transfers, stable value, institutional investment management, mutual funds, alternative investments, life insurance, employee benefits, fixed and indexed annuities and financial planning. ING U.S. serves approximately 13 million customers across the nation. The principal office of ING U.S. is located at 230 Park Avenue, New York, New York 10169.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016.

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock. Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock, or possibly, through one or more privately negotiated sales of stock. Although the base case of the Separation Plan is one or more offerings of stock, it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Advisers and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Advisers’ loss of access to the resources of ING Groep, which could adversely affect their businesses. ING U.S., as a stand-alone entity, may be a publicly-held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other United States government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Advisers. Currently, the Advisers and their affiliates do not anticipate that the Separation Plan will have a material adverse impact on its operations or the Funds and their operations.

Why do the investment advisory and sub-advisory agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public offering of ING U.S. stock results in a Change of Control Event depends on the facts and circumstances of the offering.  Indeed, the IPO is not expected to constitute a Change of Control Event, and a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of ING U.S. and not more than 25% of the outstanding shares of ING U.S. is conveyed to a single person.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event resulting in the automatic termination of the existing advisory and sub-advisory agreements for each Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board has approved new advisory and sub-advisory agreements for each Fund in connection with the IPO. Shareholders of each Fund are asked to approve these new agreements for each Fund. These agreements are described in Proposals One through Three of this Proxy Statement.

As part of Proposals One through Three, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-

advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on approval of these future advisory and sub-advisory agreements as part of the same vote on new advisory and sub-advisory agreements that have been approved by the Board, which are described later in this proxy statement.  This is because the IPO and subsequent Change of Control Events will be incremental related steps that are part of the same Separation Plan that would lead to the full divestiture of ING U.S. by ING Groep.  Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow the Funds to maintain the uninterrupted services of the Advisers and their sub-advisers without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.  Seeking shareholder approval at this time provides shareholders the opportunity to vote when the first significant change in ownership of ING U.S. is expected to occur under the Separation Plan, and when ING U.S. is expected to first become a U.S. publicly traded company.  The Advisers and certain of their affiliates have submitted a letter to the staff of the SEC seeking the agreement of the staff that it would not object if the Funds and other investment companies in the complex of investment companies managed by the Advisers or their affiliates (the “ING Fund Complex”) seek shareholder approval for the new and future agreements under the Separation Plan as described in this proxy statement, although there can be no assurance that the SEC staff will agree to this request.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on an advisory agreement, any shareholder approval received at the Special Meeting may no longer be valid to approve future advisory and sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by IIL or ING IM and reviewed by the Board. If the advisory and sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve new advisory and sub-advisory agreements to permit the advisers and sub-advisers to continue to provide services to the Funds.

The Advisers anticipate complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of ING U.S. under the Separation Plan that causes an assignment of the then-effective advisory or sub-advisory agreement for a Fund. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of the investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75 percent of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the new or old investment adviser; and for a two-year period there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75 percent requirement of Section 15(f) and the Advisers have represented to the Board their  intent not to impose an unfair burden on the Funds for so long as the requirements of Section 15(f) apply.

Will the Separation Plan change how the Funds are managed?

The Separation Plan is not anticipated to result in any changes to the management of the Funds. If shareholders approve the advisory and sub-advisory agreements in Proposals One through Three, the portfolio managers for each Fund, as listed in Appendix A, are expected to continue to provide for the day-to-day management of the Funds. In addition, the personnel responsible for the management operations of the Funds, including the Funds’ officers, are not expected to change as a result of the Separation Plan.

The Separation Plan will not result in any change to the investment objective or the investment strategies of any Fund; however, the names of the Funds may change to reflect a change in name of the Advisers. The brand or company name under which ING U.S. and its subsidiaries will operate is currently being evaluated and will be announced at a later date. Shareholders will be notified of any change in the portfolio managers, the investment objective, the investment strategies, or the name of a Fund.

How will the Separation Plan affect the service providers to the Funds?

ING Investments, LLC

ING Investments, an Arizona limited liability company, serves as the investment adviser to each IIL Fund. ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April 1995. As of September 28, 2012, ING Investments oversees approximately $45.2 billion in assets. ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Currently, ING Investments is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING Investments will no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan it is anticipated that ING Groep will no longer have a controlling interest in ING Investments. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING Investments.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM serves as adviser to the Credit Fund and as sub-adviser to the ING IM Funds. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 28, 2012, ING IM managed approximately $65.8 billion in assets.

Currently, ING IM is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING IM will no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING IM. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING IM.

Other affiliated service providers

ING Funds Services, LLC (the “Administrator”) serves as the administrator to each Fund. See Appendix C for the amounts paid by each Fund to the Administrator over the most recently completed fiscal year. ING Investments Distributor, LLC (the “Distributor”) serves as the distributor to the Funds. See Appendix C for the fees paid by each Fund to the Distributor over the most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period.

Currently, the Administrator and Distributor are indirect, wholly owned subsidiaries of ING U.S. and ING Groep. After the close of the IPO, the Administrator and Distributor will no longer be wholly owned by ING Groep, but will continue to be indirect, wholly owned subsidiaries of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in the Administrator or Distributor. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

PROPOSAL ONE — APPROVAL OF THE PROPOSED IIL ADVISORY AGREEMENT

ING Emerging Markets Corporate Debt Fund	ING Retirement Solution 2035 Fund
ING Emerging Markets Hard Currency Debt Fund	ING Retirement Solution 2040 Fund
ING Emerging Markets Local Currency Debt Fund	ING Retirement Solution 2045 Fund
ING Retirement Solution 2020 Fund	ING Retirement Solution 2050 Fund
ING Retirement Solution 2025 Fund	ING Retirement Solution 2055 Fund
ING Retirement Solution 2030 Fund	ING Retirement Solution Income Fund
(each an “IIL Fund,” and collectively, the “IIL Funds”)

What is Proposal One?

Shareholders of the IIL Funds are asked to approve a new investment advisory agreement for the Funds with ING Investments (the “Proposed IIL Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Separation Plan. The Proposed Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which will result in the automatic termination of the advisory agreement for each IIL Fund with ING Investments. Therefore, shareholders are also asked to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not be materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed to be effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Funds’ investment adviser?

ING Investments serves as the investment adviser to the Funds pursuant to an advisory agreement for each IIL Fund with ING Investments (the “Current IIL Advisory Agreement”). If shareholders approve Proposal One, ING Investments will continue to serve as investment adviser to the IIL Funds. For more information on ING Investments and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed IIL Advisory Agreement?

The description of the Proposed IIL Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed IIL Advisory Agreement included in Appendix D. The Proposed IIL Advisory Agreement is substantially similar to the Current IIL Advisory Agreement and identical with respect to the terms discussed below unless otherwise noted. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed IIL Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed IIL Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the IIL Funds are anticipated in connection with Proposal One. Appendix E includes the fee schedules for each IIL Fund. Appendix F provides information on the compensation paid to ING Investments by investment companies with similar investment objectives.

Services. No changes to the services provided by ING Investments as specified under the Current and Proposed IIL Advisory Agreements for the IIL Funds are anticipated in connection with Proposal One.

Both the Current and Proposed IIL Advisory Agreements appoint ING Investments to provide advisory, management, and other services to each IIL Fund. Specifically, in accordance with each Fund’s investment objective(s) and policies, ING Investments shall provide general investment advice and guidance and oversee the management of the investments of each IIL Fund and the composition of its portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof. Additionally, both the Current and Proposed IIL Advisory Agreements provide that ING Investments shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request.

Both the Current and Proposed IIL Advisory Agreements provide that ING Investments shall make its officers and employees available for consultation and discussions regarding the administration and management of the IIL Funds and its services to the Board and officers the IIL Funds.

Appointment of Sub-Advisers. No changes to the authority of ING Investments to appoint Sub-Advisers are anticipated in connection with Proposal One.

Both the Current and Proposed IIL Advisory Agreements provide that, in the event that ING Investments wishes to select others to render investment management services, ING Investments shall analyze, select and recommend for consideration and approval by the Board, investment advisory firms (each a “Sub-Adviser”) to provide investment advice to an IIL Fund and to engage such Sub-Adviser, at the expense of ING Investments. Both the Current and Proposed IIL Advisory

Agreements provide that ING Investments shall: periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the applicable IIL Fund; monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable IIL Fund, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and other applicable law; and supervise Sub-Advisers with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of an IIL Fund. Furthermore, ING Investments shall, if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under both the Current and Proposed IIL Advisory Agreements.

The Proposed IIL Advisory Agreement identifies additional services that ING Investments provides with respect to Sub-Advisers. Specifically, ING Investments shall: (1) prepare and present periodic reports to the Board regarding the investment performance and other information regarding the Sub-Adviser; (2) review and consider any changes in the personnel, ownership or senior management of the Sub-Adviser; (3) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; (4) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of the Sub-Adviser Agreement; and (5) identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations. Furthermore, the Proposed Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request.  The Current IIL Advisory Agreement does not contain similar specific terms.

The IIL Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint an additional unaffiliated Sub-Adviser or to replace an existing Sub-Adviser with an unaffiliated Sub-Adviser, as well as change the terms of a contract with an unaffiliated Sub-Adviser, without submitting the contract to a vote of the IIL Fund’s shareholders (the “Existing Relief”). The IIL Funds will notify shareholders of any change in the identity of a Sub-Adviser of the IIL Funds, the addition of a Sub-Adviser to the IIL Funds, or any change in the terms of a contract with an unaffiliated Sub-Adviser. In this event, the names of the IIL Funds and their investment strategies may also change.

In January 2013, the IIL Funds, ING Investments, and certain of their affiliates filed an application for exemptive relief with the SEC that would extend the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned Sub-Advisers, without shareholder approval. In Proposal Eight shareholders are asked to approve the IIL Funds’ reliance on this amended exemptive relief in the event it is ultimately granted by the SEC. For more information please see Proposal Eight.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed IIL Advisory Agreements are anticipated in connection with Proposal One.

Both the Current and Proposed IIL Advisory Agreements provide that neither ING Investments nor its members, officers, Trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the Agreements, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments’ obligations and duties. Furthermore, neither ING Investments nor its members, officers, Trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, Trustees, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments ‘obligations and duties. Additionally, no trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Sub-Adviser, other than to the Trust or its shareholders, in connection with the Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to Trust property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to an IIL Fund shall be enforceable against the assets and property of that IIL Fund only, and not against the assets or property of any other series of the Trust.

Term and Continuance. After an initial two-year term, the Proposed IIL Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the relevant IIL Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed IIL Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed IIL Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current IIL Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed IIL Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process and cycle.

Termination. The Proposed IIL Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of an IIL Fund on sixty days’ written notice to ING Investments, or by ING Investments on sixty days’ written notice to the IIL Funds. The Current IIL Advisory Agreement provides for the same terms with respect to termination as the Proposed IIL Advisory Agreement.

For more information on when the Current IIL Advisory Agreement was last approved by shareholders, please see Appendix E.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including the majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the IIL Funds’ shareholders vote “FOR” Proposal One to appoint ING Investments as investment adviser to the IIL Funds and implement the Proposed IIL Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed IIL Advisory Agreement by shareholders of the IIL Funds requires the affirmative vote of a “majority of the outstanding voting securities” of an IIL Fund, which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each IIL Fund will vote separately on Proposal One and all shareholders of all classes of shares of an IIL Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of an IIL Fund do not approve the Proposed IIL Advisory Agreement and no Change of Control Event occurs, ING Investments would continue to serve as adviser to the IIL Fund under the Current IIL Advisory Agreement and any existing sub-adviser would continue to be able to serve as a sub-adviser to the IIL Fund under the current sub-advisory agreement.

If the shareholders of an IIL Fund do not approve the Proposed IIL Advisory Agreement and a Change of Control Event occurs, the Current Advisory Agreement and current sub-advisory agreement would terminate. Consequently, ING Investments would not be able to serve as adviser or enter into any sub-advisory agreement on behalf of an IIL Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, liquidation of the IIL Fund, or the reorganization of the Fund with and into another investment in the ING Fund Complex.

PROPOSAL TWO — APPROVAL OF THE PROPOSED ING IM ADVISORY AGREEMENT

ING Investment Grade Credit Fund (the “Credit Fund”)

What is Proposal Two?

Shareholders of the Credit Fund are asked to approve a new investment advisory agreement for the Credit Fund with ING IM (the “Proposed ING IM Advisory Agreement”) to ensure that existing advisory services can continue uninterrupted through implementation of the Separation Plan. The Proposed Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which will result in the automatic termination of the advisory agreement for the Credit Fund with ING IM. Therefore, shareholders are also asked to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed to be effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Credit Funds’ investment adviser?

ING IM serves as the investment adviser to the Credit Fund pursuant to an advisory agreement for the Credit Fund with ING IM (the “Current ING IM Advisory Agreement”). If shareholders approve Proposal Two, ING IM will continue to serve as investment adviser to the Credit Fund. For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.” If shareholders approve Proposal Five, ING Investments would serve as investment adviser and ING IM would serve as investment sub-adviser to the Credit Fund. Please see Proposal Five for more information.

What are the terms of the Proposed ING IM Advisory Agreement?

The description of the Proposed ING IM Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed ING IM Advisory Agreement included in Appendix D. The Proposed ING IM Advisory Agreement is substantially similar to the Current ING IM Advisory Agreement and identical with respect to the terms discussed below unless otherwise noted. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed ING IM Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed ING IM Advisory Agreement are discussed in more detail below.

Fees. No changes to the fee schedules for the Credit Fund are anticipated in connection with Proposal Two. Appendix E includes the fee schedules for Credit Fund. Appendix G provides information on the compensation paid to ING IM with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by ING IM as specified under the Current and Proposed ING IM Advisory Agreements for Credit Fund are anticipated in connection with Proposal Two.

Both the Current and Proposed ING IM Advisory Agreements appoint ING IM to provide advisory, management, and other services to Credit Fund. Specifically, in accordance with Credit Fund’s investment objective(s) and policies, ING IM shall provide general investment advice and guidance and oversee the management of the investments of Credit Fund and the composition of its portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof. Additionally, both the Current and Proposed ING IM Advisory Agreement provide that ING IM shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request.

Both the Current and Proposed ING IM Advisory Agreements provide that ING IM shall make its officers and employees available for consultation and discussions regarding the administration and management of the Funds and its services to the Board and officers of Credit Fund.

Appointment of Sub-Advisers. No changes to the authority of ING IM to appoint Sub-Advisers are anticipated in connection with Proposal Two.

The Current ING IM Advisory Agreement for Credit Fund does not specifically addresses the authority of ING IM to delegate certain advisory and management services to other investment advisers. From time to time, however, ING IM may recommend the appointment of additional sub-advisers or replacement of unaffiliated sub-advisers to the Board. Accordingly, the Proposed ING IM Agreement specifically provides that ING IM has the authority to delegate certain advisory services to Sub-Advisers.

The Proposed ING IM Advisory Agreement also provides that, in the event that ING IM wishes to select others to render investment management services, ING IM shall analyze, select, and recommend for consideration and approval by the Board, investment advisory firms (each a “Sub-Adviser”) to provide investment advice to the Credit Fund and to engage such Sub-Adviser, at the expense of ING IM. The Proposed ING IM Advisory Agreement provides that ING IM shall: (1) periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the Credit Fund; (2) monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the Credit Fund, the 1940 Act, the Code, and other applicable law; (3) supervise Sub-Adviser with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of the Credit Fund; (4) prepare and present periodic reports to the Board regarding the investment performance and other information regarding the Sub-Adviser; (5) review and consider any changes in the personnel, ownership, or senior management of the Sub-Adviser (6) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; (7) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration for the agreement; (8) identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations; and (9) if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under the Proposed ING IM Advisory Agreement. Furthermore, the Proposed ING IM Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request. The Current IMG IM Agreement does not contain similar specific terms.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed ING IM Advisory Agreement are anticipated in connection with Proposal Two.

Both the Current and Proposed ING IM Advisory Agreement, provide that neither ING IM nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the Advisory Agreements, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, other than to the Trust or its shareholders, in connection with the Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect the Credit Fund shall be enforceable against the assets and property of Credit Fund only, and not against the assets or property of any other series of the Trust.

Term and Continuance. After an initial two-year term, the Proposed ING IM Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by: (1) the Trustees of Credit Fund or by the vote of a majority of the outstanding voting securities of Credit Fund; and (2) the vote of a majority of the Trustees of Credit Fund who are not parties to the Proposed ING IM Advisory Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Current ING IM Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed ING IM Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process and cycle.

Termination. The Proposed ING IM Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of Credit Fund on sixty days’ written notice to ING IM, or by ING IM on sixty days’ written notice to Credit Fund. The Current ING IM Advisory Agreement provides for the same terms with respect to termination as the Proposed ING IM Advisory Agreement.

For more information on when the Current ING IM Advisory Agreement was last approved by shareholders, see Appendix E.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Credit Fund’s shareholders vote “FOR” Proposal Two to appoint ING IM as investment adviser to the Credit Fund and implement the Proposed ING IM Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed ING IM Advisory Agreement by shareholders of the Credit Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Portfolio will vote separately on Proposal Two and all shareholders of all classes of shares of a Portfolio will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of an ING IM Fund do not approve the Proposed ING IM Advisory Agreement and no Change of Control Event occurs, ING Investments would continue to serve as adviser to the ING IM Fund under the Current ING IM Advisory Agreement and any existing sub-adviser would continue to be able to serve as a sub-adviser to the ING IM Fund under the current sub-advisory agreement.

If the shareholders of an ING IM Fund do not approve the Proposed ING IM Advisory Agreement and a Change of Control Event occurs, the Current Advisory Agreement and current sub-advisory agreement would terminate. Consequently, ING Investments would not be able to serve as adviser or enter into any sub-advisory agreement on behalf of an ING IM Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, liquidation of the ING IM Fund, or the reorganization of the Fund with an into another investment company in the ING Fund Complex.

PROPOSAL THREE — APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

ING Emerging Markets Corporate Debt Fund	ING Retirement Solution 2035 Fund
ING Emerging Markets Hard Currency Debt Fund	ING Retirement Solution 2040 Fund
ING Emerging Markets Local Currency Debt Fund	ING Retirement Solution 2045 Fund
ING Retirement Solution 2020 Fund	ING Retirement Solution 2050 Fund
ING Retirement Solution 2025 Fund	ING Retirement Solution 2055 Fund
ING Retirement Solution 2030 Fund	ING Retirement Solution Income Fund

(each an “ING IM Fund,” and collectively, the “ING IM Funds”)

What is Proposal Three?

Shareholders of the ING IM Funds are asked to approve a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed Sub-Advisory Agreement”) to ensure that existing sub-advisory services can continue uninterrupted through implementation the Separation Plan. The Proposed Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which will result in the automatic termination of the sub-advisory agreement between ING IM and ING Investments. Therefore, shareholders are also asked to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future sub-advisory agreements, and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed to be effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the ING IM Funds’ sub-adviser?

ING IM serves as the investment sub-adviser to each ING IM Fund pursuant to a sub-advisory agreement for the ING IM Fund with ING IM (the “Current Sub-Advisory Agreement”). If shareholders approve Proposal Three, ING IM will continue to serve as investment sub-adviser to the ING IM Fund. For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix H. The Proposed Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement and identical with respect to the terms listed below. As part of a larger effort to achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Sub-Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Sub-Advisory Agreements are discussed in more detail below.

Fees. No changes to the sub-advisory fee schedules for the Funds are anticipated in connection with Proposal Two. ING Investments, and not the ING IM Funds, are responsible for paying any fees due under the Proposed Sub-Advisory Agreement. Appendix I includes the sub-advisory fee schedules for each Fund. Appendix G provides information on the compensation paid to ING IM by investment companies with similar investment objectives.

Services. No changes to the services provided by ING IM as specified under the Current and Proposed Sub-Advisory Agreements are anticipated in connection with Proposal Three.

Both the Current and Proposed Sub-Advisory Agreements appoint ING IM to act as the investment adviser and manager to each ING IM Fund and provide its services in accordance with each ING IM Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, subject to the supervision of the Board, ING IM will provide a continuous investment program for each Fund and determine in its discretion the composition of the assets of each ING IM Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the ING IM Fund. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each ING IM Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the ING IM Fund, when these transactions should be executed, and what portion of the assets of the ING IM Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each ING IM Fund, ING IM shall make decisions for the ING IM Fund as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Sub-Advisory Agreement are anticipated in connection with Proposal Three. Both the Current and Proposed Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who, controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the ING IM Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Sub-Advisory Agreement.  Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process and cycle.

Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon sixty days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of an ING IM Fund; or (3) ING Investments. ING IM may terminate the Proposed Sub-Advisory Agreement at any time, without the payment of any penalty upon three months written notice unless the ING IM Fund or ING Investments’ requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed Sub-Advisory Agreement. The Current Sub-Advisory Agreement provides for the same terms with respect to term termination as the Proposed Sub-Advisory Agreement.

For more information on when the Current Sub-Advisory Agreement was last approved by shareholders, please see Appendix I.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including the majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal Three. The Board is therefore recommending that each ING IM Fund’s shareholders vote “FOR” Proposal Two to appoint ING IM as sub-adviser to the ING IM Funds and implement the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Sub-Advisory Agreement by shareholders of each ING IM Fund requires the affirmative vote of a “majority of the outstanding voting securities”, which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each ING IM Fund will vote separately on Proposal Three and all shareholders of all classes of shares of an ING IM Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of an ING IM Fund do not approve the Proposed Sub-Advisory Agreement, and no Change of Control Event occurs, ING IM would continue to serve as sub-adviser to the ING IM Fund under the Current Sub-Advisory Agreement. If the shareholders of an ING IM Fund do not approve the Proposed Sub-Advisory Agreement, and if a Change of Control Event occurs, the Current Sub-Advisory Agreement would terminate. In that event, ING IM would not be able to serve as sub-adviser and the Board would need to consider appropriate action, which could include, among other things, appointment of a different Sub-Adviser, or direct management by ING Investments.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for ING Investments and ING IM, which in turn would result in the automatic termination of each of the Current Advisory Agreements and Current Sub-Advisory Agreements (collectively, “the Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve the Proposed Advisory Agreements and the Proposed Sub-Advisory Agreements (collectively, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Funds were based on a determination by the Board that it would be in the best interests of the shareholders of each Fund for ING Investments and ING IM to continue providing investment advisory, sub-advisory and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by ING Investments and its affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Advisers and their counsel that the Advisers are seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by ING Investments and ING IM under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements. The Board noted that Section 15(c) of the 1940 Act permits new advisory (including sub-advisory) contracts to have an initial term of two years from the date of its execution. Therefore certain of the Funds’ Current Agreements were not subject to the approval for continuation by the Board on November 29, 2012. In determining to approve these Funds’ Proposed Agreements, the Board considered the same factors and reached the same conclusions, as applicable, in accordance with the 2012 15(c) annual contract renewal cycle regarding these Funds at its meeting on January 10, 2013.

On November 29, 2012 and January 10, 2013, as applicable, the Board concluded, in light of all factors it considered, including undertakings by ING Investments relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to ING Investments and its affiliates; (4) a comparison of fee rates, expense ratios and investment performance to those of similar funds; and (5) the costs incurred and profits realized by ING Investments and its affiliates with respect to their services to each Fund. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012 and January 10, 2013, as applicable, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in Appendix J to this Proxy Statement.

In connection with its approval of the Proposed Agreements on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Contracts that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by ING Investments’ president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified in Appendix J, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and its affiliates that render sub-advisory, administrative, distribution, compliance and other services to the Funds. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 10, 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the service currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.              The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates LLP (“K&L Gates”), legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.              The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help to oversee, coordinate and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with change in control events.

3.              The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to ING Investments and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change in Control Events.

4.              The Board received and evaluated written responses from the Advisers and their affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.              The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of ING Investments and ING IM, including senior human resources personnel, senior investment personnel and senior compliance personnel at ING IM. The Board also requested and had such meetings with the Funds’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.              The Board received and reviewed the preliminary Form S-1 that was filed by ING U.S. that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by ING Investments and its affiliates.

7.              K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by ING Investments and its affiliates, including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.              The Independent Trustees, the Board and many of its Committees held in-person meetings on November 27, 28 and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by ING Investments and its affiliates, and considered input from K&L Gates, Grail and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to ING Investments and its affiliates a series of follow-up information requests.

9.              Among the follow-up actions arising from the November 27, 28 and 29 meetings, the Independent Trustees requested and received written assurances that ING Investments and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services and regulatory compliance services. In this regard, the Board considered representations by ING Investments and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.       The Board considered representations by ING Investments and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from ING Investments and ING IM following the Change of Control Events contemplated by the Separation Plan.

11.       The Board considered representations by ING Investments and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.       The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, ING Investments’ representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their adviser and sub-advisers currently operate, including contractual provisions relating to fees and expenses.

13.       The Board considered representations by ING Investments and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) ING Investments and ING IM can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds, or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

14.       The Board considered the steps by ING Investments and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.       The Board considered that ING Investments and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.       The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.       The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and ING Investments, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.       The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Funds of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Funds.

19.       The Board considered peer group and benchmark investment performance comparison data relating to each Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 or January 10, 2013, as applicable, approvals of the Current Agreements.

20.       The Board considered actions taken by ING Investments subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain Funds in response to requests made by the Board in connection with those approvals.

21.       The Board considered the potential benefits to be realized by ING Investments and its affiliates as a result of the Proposed Agreements.

22.       The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct a formal annual contracts review and renewal process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts, and ING has consented to this process. If the Board conducts its future annual reviews in accordance with its customary contracts renewal cycle in recent years, the next annual reviews would be conducted in November 2013 and November 2014. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of ING Investments and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

PROPOSAL FOUR — ELECTION OF THE TRUSTEES

All Funds

What is Proposal Four?

The Board has nominated 13 individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trust. Shareholders are asked to elect the Nominees as Trustees, effective on May 21, 2013 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement or until a successor is duly elected and qualified.

The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph Obermeyer, each of whom is not currently a member of the Board, but who serve as directors or trustees to other investment companies in the ING Fund Complex (the “ING Funds”). Each Nominee with the exception of Mr. Mathews is an independent or disinterested person, which means they are not “interested persons” of the Trust, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Trustees.” Robert W. Crispin and Shaun P. Mathews currently serve as “Interested Trustees.” Mr. Crispin has announced his intention to retire effective on the Election Effective Date.

These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and ING Investments to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. In furtherance of this effort, a proxy statement is being sent to shareholders of other ING Funds seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals. If the Board were constituted in this manner today, it would have overseen [] funds with combined assets of [] as of [].

In reaching its conclusion to pursue a consolidated Board, the current Board members focused on the best interests of shareholders of the Registrants and other ING Funds for which these Board members serve in the same capacity. The Board concluded that such a consolidation likely would be in the best interests of such shareholders. In this connection, the Board considered, among other factors: (1) the potential benefits of having a common governance structure that oversees all ING Funds; (2) the additional human resources, skill sets and experience that would be added to the Board through the consolidation; (3) the likely increase in the efficient use of human resources by management by virtue of supporting and meeting with a single consolidated board, rather than two separate boards; (4) the recognition that an increase in the efficient use of management’s human resources can ultimately redound to the benefit of shareholders, including potential cost savings from operational enhancements; (5) anticipated reductions in certain insurance premiums paid by the ING Fund Complex; (6) the fact that each Nominee who is not already a member of the Board has experience as a board member of other ING Funds and, thus, is familiar with investment company board matters generally and matters relating to the ING Fund Complex in particular; (7) the willingness of ING U.S. to bear all costs relating to holding these shareholder meetings, including the costs associated with this Proposal regarding the election of Directors/Trustees (and similar proposals by other ING Funds); (8) the willingness of the Registrants’ investment advisers or their affiliates to bear certain additional costs relating to the increase in Board membership in recognition of the likely benefits to be realized by management from the consolidation; and (9) the continuation of the Board’s current committee structure. Different Board members likely gave different weight to these different factors in making their determinations regarding the board consolidation.

In addition to considering the benefits of board consolidation, the Trust’s Nominating and Governance Committee, which consists solely of Independent Trustees, and which, among other things, considers recommendations on nominations for Trustees, reviewed the qualifications, experience, and background of the Nominees. Based upon this review, the Nominating Committee recommended each Nominee to the Board as a candidate for nomination as an Independent Trustee. At a meeting of the Board held on [January 10, 2013], after discussion and further consideration of the matter, the Board voted to nominate the Nominees for election by shareholders.

Neither the Nominating and Governance Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as an Independent Trustee. Rather, as a matter of practice, the Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills, and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each of the Nominees.

Independent Nominees

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other ING Funds since 2007. She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009. Ms. Baldwin has been

President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of the Trust and a board member of other ING Funds since 2005. He also has served as Chairperson of the Board’s International/Balanced/Fixed-Income Funds Investment Review Committee (the “I/B/F IRC”) since 2006 and, prior to that, as Chairperson of the Trust’s Compliance Committee. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). Mr. Boyer holds a B.A. from University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other ING Funds since 2006. She also has served as Chairperson of the Board’s Domestic Equity Funds Investment Review Committee (the “DE IRC”) since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a [  ].

Dr. Albert E. DePrince, Jr. has been a board member of other ING Funds since 1998. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including twelve years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1997 to 2004 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance, mutual fund performance and monetary policy.

Peter S. Drotch has been a Trustee of the Trust and a board member of other ING Funds since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of the global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch also is a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Trustee of the University of Connecticut, and a member of the General Council of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the university of Connecticut and is a retired Certified Public Accountant.

J. Michael Earley has been a Trustee of the Trust and a board member of other ING Funds since 2002. He also has served as Chairperson of the Trust’s Audit Committee since 2003. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002). Mr. Earley holds a B.B.A. and a J.D. from the University of Iowa.

Martin J. Gavin has been a board member of other ING Funds since 2011, and previously served as a board member for other ING Funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16-year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Russell H. Jones has been a board member of other ING Funds since 2007. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public

Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other ING Funds since 2005. He also has served as the Chairperson of the Trust’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005). In addition to his undergraduate degree, Mr. Kenny holds a B,B,A, from the University of Notre Dame and an M.S. from the University of Missouri and is a Certified Public Accountant.

Joseph E. Obermeyer has been a board member of other ING Funds since 2003. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, and a Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University and postgraduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other ING Funds since 2006. She also has served as Chairperson of the Trust’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Trustee of the Trust and a board member of other ING Funds since 2002. He also has served as Chairman of the Board since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC. Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006), and in 2011, retired as President of Springwell Corporation (corporate finance firm). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and member of the bank’s senior executive committee. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1993-2002). Mr. Vincent is a past board member of the National Association of Corporate Directors and currently serves as a board member of the Mutual Funds Directors Forum. Mr. Vincent holds a B.S. from Yale University and an M.B.A. degree from Harvard University.

Interested Nominees

Shaun P. Mathews has been a Trustee of the Trust and a board member of other ING Funds since 2007. He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Additional information about each Nominee can be found in Appendix K.

How long will the Trustees serve on the Board?

If elected, each Nominee would serve until their death, resignation, or retirement or until a successor is duly elected and qualified. The Independent Trustees have adopted a policy requiring each Independent Trustee to retire, without further action on the part of the Independent Trustee or the Board as of the close of business on December 31st of the calendar year in which such Independent Trustee attains the age of 73 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Trustees, the Retirement Date for an Independent Trustee may be extended to a later date if, as a result of such retirement, the Trust would be required to hold a meeting of shareholders to appoint a successor or otherwise comply with applicable law, in which case the Independent Trustee shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent Trustees).

What are the Trustees paid for their services?

Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee

Chairpersons, and additional compensation for attendance at regularly scheduled meetings. The Board may from time to time designate other meetings as subject to compensation.

Each Fund pays each Independent Trustee a pro rata share of: (1) an annual retainer of $200,000; (2) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (3) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (4) $10,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings); and (5) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for special in person meetings and $2,500 for special telephonic meetings. The pro rata share paid by the Funds is based on each Fund’s average net assets as a percentage of the average net assets of all the ING Funds, for which the Trustee serve in common as Trustees.

Deferred Compensation Plan

The Board has established a deferred compensation plan for the Independent Directors/Trustees (the “Deferred Compensation Plan”). Pursuant to the Deferred Compensation Plan, any Independent Director/Trustee may elect to defer receipt of all or a portion of their annual compensation received from a Fund. Deferred amounts earn a return for the Independent Directors/Trustees as though equivalent dollar amounts had been invested in shares of certain other ING Funds. This has the same economic effect for the Director/Trustee as if the Director/Trustee had invested the deferred amounts in such other portfolios. The Deferred Compensation Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Fund.

Future Compensation Payment for Services Rendered on or before May 9, 2007

Each Independent Trustee who was a Trustee on or before May 9, 2007, and who will have served as an Independent Trustee for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Trustee: (1) retires in accordance with the Board’s Retirement Policy; (2) dies; or (3) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death, or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death, or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Appendix L details the compensation paid to the Trustees by each Fund and by all the ING Funds for the most recent fiscal year.

Do the Independent Trustees and Nominees own shares of the Funds or certain affiliate entities?

The Board has adopted a policy requiring each Independent Trustee to make an initial investment of at least $100,000, either directly or indirectly, in one or more ING Funds on whose boards they serve. Further, the policy requires that any Independent Trustee who did not already satisfy the requirement on April 5, 2007 (the date on which the policy was adopted), and each Independent Trustee that joins the Board thereafter, shall be permitted to satisfy the requirement over the course of a maximum of four years, provided that the Independent Trustee invests at least $25,000 per year in the ING Funds during each such year (or such lesser amount as is necessary to satisfy the $100,000 investment requirement). Investments made indirectly through participation in the Board’s deferred compensation plan would be counted towards the $100,000 investment requirement, and an Independent Trustee would not be required to invest additional amounts in excess of $100,000 in the event of a decline in the value of the original investment.

Appendix M provides the dollar value of all shares of each Fund and of all ING Funds held directly or indirectly by each Independent Trustee and each Nominee as of a recent date.

[To the best of the Funds’ knowledge as of [February 12, 2013], no Independent Trustee or Nominee owned 1% or more of the outstanding shares of any class of a Fund and the Independent Trustees of the Funds owned, as a group, less than 1% of the shares of each class by each Fund.] As of [February 12, 2013], none of the Independent Trustees, Nominees, or Officers or their immediate family members owned any shares of the adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies).

How is the Board Structured?

The Trust and each of its Funds are governed by the Trust’s Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and its Funds to the Trust’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Funds do so pursuant to contracts that have been approved by the Board. The Trustees oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are Independent Trustees. The Trust is one of [19] registered investment companies (with a total of approximately [137] separate series) under the oversight of the Board and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies. If this proposal and similar proposals to the shareholders of other ING Funds are approved, the Board would oversee [] registrants with [] separate series.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of the Trust. The responsibilities of the Board Chairman include: (1) coordinating with management in the preparation of agendas for Board meetings; (2) presiding at Board meetings; (3) between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and (4) such other duties as the Board periodically may determine. Mr. Vincent holds no position with any firm that is a sponsor of the Trust.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters. The Audit Committee currently consists of four Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Messrs. Boyer, Drotch, and Earley and Ms. Baldwin. If elected Messrs. Gavin and Obermeyer are expected to serve on the Audit Committee. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch and Earley have each been designated as an Audit Committee Financial Expert under the Sarbanes-Oxley Act of 2002. The Audit Committee, which currently meets regularly four times per year, held six meetings during the calendar year ended December 31, 2012.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Funds boards; (5) making recommendations regarding the role, performance, and oversight of the CCO; (6) overseeing the implementation of the Funds’ valuation procedures and the fair value determinations made with respect to securities held by the Funds for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Trust’s Advisers or Sub-Advisers, and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee currently consists of four Independent Trustees: Messrs. Kenny and Vincent, and Mses. Chadwick and Pressler. If elected, Dr. DePrince and Mr. Jones are expected to serve on the Compliance Committee. Mr. Kenny currently serves as Chairperson of the Compliance Committee. The Compliance Committee, which currently meets regularly four times per year, held five meetings during the calendar year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by certain service providers including investment advisers, sub-advisers, the administrator, and the distributor in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Trustee its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustee relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (7)

otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee currently consists of five Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, and Vincent. If elected, Dr. DePrince and Messrs. Jones and Obermeyer are expected to serve on the Contracts Committee. Ms. Pressler currently serves as Chairperson of the Contracts Committee. The Contracts Committee, which currently meets regularly seven times per year, held nine meetings during the calendar year ended December 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Funds and make recommendations to the Board with respect to investment management activities performed by the Advisers and Sub-Advisers on behalf of the Funds, and to review and make recommendations regarding proposals by management to retain new or additional Sub-Advisers for a Fund. The Funds are monitored by the following Investment Review Committees:

Each committee is described below:

DE IRC Committee. The DE IRC currently consists of four Independent Trustees and one Interested Trustee. The following Trustees serve as members of the DE IRC: Ms. Chadwick, and Messrs. Earley, Kenny, Mathews, and Vincent. If elected, Messrs. Jones and Obermeyer are expected to serve on the DE IRC. Ms. Chadwick currently serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six times per year, held six meetings during the calendar year ended December 31, 2012.

I/B/F IRC Committee. The I/B/F/ IRC currently consists of four Independent Trustees and one Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Mses. Baldwin and Pressler, and Messrs. Boyer, Crispin, and Drotch. If elected, Dr. DePrince and Mr. Gavin are expected to serve on the I/B/F IRC. Mr. Boyer currently serves as Chairperson of the I/B/F IRC. The I/B/F IRC, which currently meets regularly six times per year, held six meetings during the calendar year ended December 31, 2012.

The DE IRC and the I/B/F IRC sometimes meet jointly to consider matters for Fund that are reviewed jointly by the Committees. The Committees regularly meet jointly six times per year and held seven meetings during the calendar year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Trustee and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustee; (7) overseeing the Board’s annual self evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (9) overseeing actions to facilitate attendance by Independent Trustee at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trustee’s Secretary. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: (1) such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected); and (2) all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect a Trustee, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee consists of four Independent Trustees: Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent. If elected Messrs. Gavin and Obermeyer are also expected to serve on the Nominating and Governance Committee. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee, which currently meets regularly four times per year, held two meetings during the calendar year ended December 31, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Funds is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Funds. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may affect the Funds or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law and regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Funds. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes, and the risk of conflicts of interest affecting ING affiliates and personnel in managing the Funds. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Funds. In addition, many service providers to the Funds have adopted their own policies, procedures and controls designed to address particular risks to the Funds. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust, including the CCO for the Trust and the separate persons who serve as CCOs to its Adviser and, if applicable, affiliated sub-advisers, the Board’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (1) the Compliance Committee regarding compliance with regulatory requirements; (2) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (3) the Audit Committee with respect to financial reporting controls and internal audit activities; (4) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (5) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio manager(s). Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Board.

Indemnification of Trustees

Each Trustee is entitled to be indemnified and held harmless by the Trust from and against liabilities and expenses (“Liabilities”) the Trustee may incur by reason of serving as a Trustee, other than Liabilities the Trustee would otherwise be subject to by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of duties (referred to as “Disabling Conduct”).  The Trust maintains errors and omissions and officers and directors liability insurance for the benefit of the Trust and its officers and Trustees (“D&O Insurance”).  Under the terms of the D&O Insurance, the Trust is entitled to recover amounts paid by the Trust to indemnify the Trustee for Liabilities, subject to a deductible applicable to each claim (the “Deductible”) and limitations on the aggregate amount of coverage.  In circumstances in which the Trust is unable to indemnify a Trustee for Liabilities (e.g., if the Trust has no assets), the Trustee is entitled to make a claim directly under the D&O Insurance, which claim is not subject to the Deductible.  An affiliate of the Advisers has undertaken to indemnify the Trust and the Independent Trustees with respect to Liabilities to the extent a party cannot recover amounts under the D&O Insurance because of the Deductible.  In addition, the Advisers have provided assurances to the Independent Trustees that the Advisers or an affiliate will enter into an agreement to indemnify and hold harmless each Independent Trustee from and against Liabilities that may arise in connection with a civil claim brought against the Independent Trustee arising from disclosure in the Trust’s registration statement.  The indemnification would apply only if (1) protection for the Liabilities is not available to the Independent Trustee from the Trust or under the D&O Insurance, (2) the Independent Trustee has not engaged in Disabling Conduct, and (3) such indemnification is otherwise allowable under applicable law.

How often does the Board meet?

The Board currently conducts regular meetings eight times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

Who are the officers of the Trust?

The Trust’s officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Trust, together with such person’s position with the Trust and principal occupation for the last five years, are listed in Appendix N.

What are the officers paid for their services?

The Trust does not pay its officers for the services they provide to the Funds. Instead, the officers who are also officers or employees of the Advisers or its affiliates, are compensated by the Advisers or its affiliates.

What is the Board’s Recommendation

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of the Funds will vote and collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares of the Trust voting at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” Proposal Four will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Proxy Ballot.

PROPOSAL FIVE — APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ING Investment Grade Credit Fund (the “Credit Fund”)

What is Proposal Five?

Shareholders of the Credit Fund are asked to approve: (1) a new advisory for the Credit Fund with ING Investments (the “Proposed IIL Advisory Agreement”); and (2) a new sub-advisory agreement between ING Investments and ING IM (the “Proposed Sub-Advisory Agreement”). If shareholders approve Proposal Five, ING Investments would serve as adviser to the Credit Fund and ING IM would serve as sub-adviser the Credit Fund.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events.  If shareholders approve Proposal Five, the Separation Plan will result in the automatic termination of the Proposed IIL Advisory Agreement and Proposed Sub-Advisory Agreement. Therefore, shareholders are also asked to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory or sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory and sub-advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future sub-advisory agreements, and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed to be effective upon the closing of a transaction that constitutes a Change of Control Event.

How is the Credit Fund currently managed?

ING IM serves as the investment adviser to the Credit Fund pursuant to an advisory agreement for the Credit Fund with ING IM (the “Current ING IM Advisory Agreement”). For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

Why are changes to the advisory and sub-advisory agreements proposed?

ING IM and its affiliates typically manage funds using an advisory structure in which ING Investments, and not ING IM, oversees all investment advisory and portfolio management services for a fund but delegates to Sub-Advisers the responsibility for investment management, subject to ING Investment’s oversight. The Credit Fund is one of a small group of funds in the ING Fund Complex that do not operate using this advisory structure.

When the Credit Fund was launched in 2007, it was intended solely as a vehicle for separately managed accounts and was offered at no cost to shareholders and was managed pursuant to a different principal investment strategy. Under the prior strategy, the Credit Fund failed to garner significant inflows, as a result, on September 6, 2012, the Board approved a proposal changing the Fund’s name, principal investment strategy, and primary benchmark so that it could be made more widely available. At the same meeting, the Board re-designated the existing class as “Class SMA” and approved the launch of a new Class P.

In order to further align the Credit Fund with other funds in the ING Fund Complex, at the November 2012 Board meeting, ING IM recommended and the Board approved, subject to shareholder approval, entering into the Proposed IIL Advisory Agreement and the Proposed Sub-Advisory Agreement.

How will Proposal Five impact the fees paid by the Credit Fund?

Pursuant to the Current ING IM Advisory Agreement, ING IM does not receive an advisory fee for its services to the Credit Fund. Under the Proposed IIL Advisory Agreement, ING Investments would receive an advisory agreement equal to 0.40% of the fund’s average daily net assets. If shareholders approve Proposal Five, ING Investments will be contractually obligated to limit the expenses of the Class SMA to 0.00% indefinitely and the Class P to 0.15% until August 1, 2014.

Annual Fund Operating Expenses

	Class P			Class SMA
	Current		Proposed(1)	Current		Proposed(1)
	%		%	%		%
Management Fees	0.00		0.40	0.00		0.40
Distribution and/or Shareholder Services (12b-1) Fees	None		None	None		None
Administrative Services Fees	0.00		0.10	0.00		0.10
Other Expenses	1.16		1.16	1.16		1.16
Total Annual Fund Operating Expenses	1.16	(2)	1.66	1.16		1.66
Waivers and Reimbursements	(1.01	)(3)	(1.51)	(1.16	)(3)	(1.66)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	0.15		0.15	0.00		0.00

(1)               Expense ratios have been adjusted to reflect proposed contractual rates.

(2)               Based on Class SMA shares’ expense ratios adjusted for class specific differences.

(3)               The obligation does not extend does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement.

Under the Proposed Sub-Advisory Agreement, ING Investments, and not the Credit Fund, would pay ING IM a sub-advisory fee equal to 0.18% of the fund’s average daily net assets. Appendix F and Appendix G provide information on the compensation paid to ING Investments and ING IM, respectively, by investment companies with similar investment objectives.

What are the terms of the Proposed IIL Advisory Agreement?

The description of the Proposed IIL Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed IIL Advisory Agreement included in Appendix D. The material terms of the Proposed IIL Advisory Agreement are discussed in more detail below.

Services. The Proposed IIL Advisory Agreement appoints ING Investments to provide advisory, management, and other services to the Credit Fund. Specifically, in accordance with the Credit Fund’s investment objective(s) and policies, ING Investments shall provide general, investment advice and guidance and oversee the management of the investments of the Credit Fund and the composition of its portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof. Additionally, the Proposed IIL Advisory Agreement provides that ING Investments shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request.

The Proposed IIL Advisory Agreement also provides that, in the event that ING Investments wishes to select others to render investment management services, ING Investments analyze, select and recommend for consideration and approval by the Board, investment advisory firms (each a “Sub-Adviser”) to provide investment advice to a Fund and to engage such Sub-Adviser, at the expense of ING Investments. Specifically, the Proposed IIL Advisory Agreement provides that ING Investments shall: (1) periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the applicable Fund; (2) monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable Fund, the 1940 Act, the Code, and other applicable law; (3) supervise Sub-Advisers with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of a Fund; (4) prepare and present periodic reports to the Board regarding the investment performance and other information regarding the Sub-Adviser; (5) review and consider any changes in the personnel, ownership or senior management of the Sub-Adviser; (6) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; (7) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of the Sub-Adviser Agreement; (8) identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations; and (9) if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under the Proposed IIL Advisory Agreement. Furthermore, the Proposed IIL Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request.

The Proposed IIL Advisory Agreement also provides that ING Investments shall make its officers and employees available for consultation and discussions regarding the administration and management of the Funds and its services to the Board and officers the Funds.

Appointment of Sub-Advisers. The Proposed IIL Advisory Agreement for the Credit Fund specifically permits ING Investments to delegate certain advisory and management services to other investment advisers. From time to time, ING Investments may recommend the appointment of additional sub-advisers or replacement of unaffiliated sub-advisers to the Board.

Limitation of Liability. The Proposed IIL Advisory Agreement provides that neither ING Investments nor its members, officers, Trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the Agreements, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments’ obligations and duties. Furthermore, neither ING Investments nor its members, officers, Trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, Trustees, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments’ obligations and duties. Additionally, no trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Sub-Adviser, other than to the Trust or its shareholders, in connection with the Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust]. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Credit Fund shall be enforceable against the assets and property of the Credit Fund only, and not against the assets or property of any other series of the Trust.

Term and Continuance. After an initial two-year term, the Proposed IIL Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the Credit Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Directors who are neither parties to the Proposed Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of the Credit Fund on sixty days’ written notice to ING Investments, or by ING Investments on sixty days’ written notice to the Credit Fund.

What are the terms of the Proposed Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix H. The material terms of the Proposed Sub-Advisory Agreement are discussed in more detail below.

Services. The Proposed Sub-Advisory Agreement appoints ING IM to act as the investment adviser and manager to the Credit Fund and provide its services in accordance with the Credit Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, subject to the supervision of the Board, ING IM will provide a continuous investment program for the Credit Fund and determine in its discretion the composition of the assets of the Credit Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the Credit Fund. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Credit Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Credit Fund, when these transactions should be executed, and what portion of the assets of the Credit Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Credit Fund, ING IM shall make decisions for the Credit IM Fund as to foreign currency matters.

Limitation of Liability. The Proposed Sub-Advisory Agreement provides that ING IM, any affiliated person of ING IM, and each person, if any, who, controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the New ING IM Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon sixty days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of an ING IM Fund; or (3) ING Investments. ING IM may terminate the Proposed Sub-Advisory Agreement at any time, without the payment of any penalty upon three months written notice unless the New ING IM Fund or ING Investments’ requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed Sub-Advisory Agreement.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including the majority of the Independent Trustees present at its January 10, 2012, meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal Five. The Board is therefore recommending that the Credit Fund shareholders vote “FOR” Proposal Five to appoint ING Investments as adviser and ING IM as sub-adviser to the Credit Fund and implement the Proposed IIL Advisory Agreements and Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on November 29, 2012 the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING Investments as adviser to the Credit Fund under the Proposed IIL Advisory Agreement; (2) appoint ING IM as sub-adviser to the Credit Fund under the proposed Sub-Advisory Agreement (together, the “Proposed Agreements”); and (3) approve certain other strategy and fee changes for the Credit Fund.

In determining whether to approve the Proposed Agreements, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Agreements should be approved for the Credit Fund. The materials provided to the Board to inform its consideration of whether to approve the Proposed Agreements with ING IM included (1) memoranda and related materials provided to the Board in advance of its November 29, 2012 meeting discussing Management’s rationale for recommending that IIL and ING IM serve as adviser and sub-adviser, respectively, to the Credit Fund to align its advisory arrangements with the standard adviser/sub-adviser management structure that is in place with other funds in the ING Fund Complex and in support of certain fee, strategy and name changes for the Credit Fund, some of which were approved by the Board at its September 6, 2012 meeting; (2) IIL and ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Proposed Agreements; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING Investments as adviser to the Credit Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) Management’s view with respect to the reputation of ING Investments as a manager to other funds in the ING Fund Complex; (2) ING Investments’ strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING Investments under the Proposed IIL Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments; (5) that the Credit Fund would no longer solely support the separately managed accounts business that dictated its historical expense structure; (6) the fairness of the compensation under the Advisory Contract in light of the services to be provided by ING Investments and the projected profitability of ING Investments as the Credit Fund’s Adviser; (7) the costs for the services to be provided by ING Investments; (8) ING Investments’ operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING Investments in light of the Credit Fund’s investment objective and investor base; and (10) ING Investments’ Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

In reaching its decision to engage ING IM as sub-adviser to the Credit Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as the Credit Fund’s sub-adviser; (7) the costs for the services to be provided by ING IM; (8) the sub-advisory fee rate payable by ING Investments to ING IM; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of ING IM in light the Credit Fund’s investment objective and investor base; and (11) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING Investments should be appointed to serve as adviser to the Credit Fund under the Proposed IIL Advisory Agreement with ING Investments; (2) the advisory fee rate payable to ING Investments’ is reasonable in the context of all factors considered by the Board; (1) ING IM should be appointed to serve as sub-adviser to the Credit Fund under the Proposed Sub-Advisory Agreement with ING IM; (2) the sub-advisory fee rate payable by ING Investments’ to ING IM is reasonable in the context of all factors considered by the Board; and (3) each of ING Investments and ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the Trust’s CCO whether ING Investments and ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Proposed Agreements for the Credit Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed IIL Advisory and Sub-Advisory Agreements by shareholders of the Credit Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Only shareholders of the Credit Fund will vote on Proposal Five and all shareholders of all classes of shares of the Credit Fund will vote together as a single class on the Proposal. Shareholders are asked to approve both the Proposed IIL Advisory Agreement and the Proposed Sub-Advisory Agreement together in this Proposal, and a vote for this Proposal will constitute a vote to approve both agreements.

What happens if shareholders do not approve the Proposal?

If the shareholders of the Credit Fund do not approve Proposal Five, ING Investments and ING IM would not be able to serve under the Proposed IIL Advisory Agreement and Proposed Sub-Advisory Agreement. ING IM would continue to serve pursuant to the Current ING IM Advisory Agreement, or, if shareholders approve Proposal Two, the Proposed ING IM Advisory Agreement.

PROPOSAL SIX — APPROVAL OF A CHANGE IN A FUNDAMENTAL INVESTMENT POLICY ON CONCENTRATION

ING Investment Grade Credit Fund (the “Credit Fund”)

What is Proposal Six?

The 1940 Act requires a mutual fund to establish and disclose a fundamental policy regarding the concentration of investments in a particular industry or group of industries. At a meeting on [November 27, 2012], the Board authorized a change in the Credit Fund’s fundamental investment policy regarding concentration in connection with a change in the investment strategy. The Credit Fund’s investment restriction regarding concentration is fundamental, meaning it can only be changed with the approval of its shareholders. At the Special Meeting shareholders will be asked to vote to approve modifying the investment restriction regarding concentration to permit the Credit Fund to concentrate in an industry or group of industries to the extent such industry or group of industries represents more than 20% of the Credit Fund’s primary benchmark index.

What is the proposed change to the fundamental investment policy on concentration?

The Credit Fund’s current investment restriction regarding concentration states that the Credit Fund may not:

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund.

If approved by the Credit Fund’s shareholders, the Credit Fund’s investment restriction regarding concentration will be changed in the manner marked below, indicating that the Credit Fund may not:

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund. Further, with respect to ING Investment Grade Credit Fund, the Fund may however, invest between 25% and 35% of its total assets (or such other percentage permitted by the 1940 Act and any rules, regulations, and interpretations thereunder) in the securities of any one industry group or group of industries if, at the time of investment, that industry group or group of industries represents 20% or more of the Fund’s primary benchmark index. (The Fund does not consider its primary benchmark index to be fundamental and therefore the fund’s primary benchmark index may be changed without a shareholder vote.)

Why is a change to the fundamental investment policy on concentration proposed?

As mentioned above, the 1940 Act requires a fund to describe, and designate as fundamental, its policy with respect to whether a fund concentrates in a particular industry or sector. The Credit Fund’s current investment policy on concentration specifies that the Credit Fund will not concentrate; however, the Credit Fund’s benchmark, the Barclays U.S. Corporate Index, may be considered to concentrate in the banking industry. If the Credit Fund is not permitted to concentrate to the same extent that its benchmark concentrates, the Credit Fund may be structurally underweight in that industry which may lead to substantial dispersion from the benchmark’s performance.

What risks are associated with concentration?

As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a fund could underperform funds that have greater industry diversification. When a fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions and changes in banking or securities regulations. To the extent a fund further concentrates in the financial services industry, the risks described above may be greater.

What is the required vote?

Approval of the Proposal Six by shareholders of the Credit Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of the Credit Fund will vote separately on Proposal Six and all shareholders of all classes of shares of the Credit Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Six?

If the Credit Fund’s shareholders do not approve Proposal Six, the Credit Fund will continue to operate subject to the current fundamental investment policy on concentration, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its [] meeting, approved Proposal Six and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Credit Fund’s shareholders vote “FOR” the proposed change to the fundamental investment policy, as discussed in this Proxy Statement.

PROPOSAL SEVEN — APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT

ING Investment Grade Credit Fund

(the “Credit Fund”)

What is Proposal Seven?

The Credit Fund and ING Investments have received an exemptive order from the SEC to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers, without submitting the agreement to a vote of shareholders (the “Existing Relief”). A fund operating in this manner is commonly referred to as a “Manager-of-Managers Fund.” Shareholders of the Credit Fund are asked to approve operation of the Credit Fund as a manager-of-managers fund. If Proposal Seven is approved, ING Investments will be permitted to enter into sub-advisory agreements with respect to the Credit Fund, or to materially modify certain sub-advisory agreements, with prior approval by the Board but without approval by shareholders. The manager-of-managers arrangement has previously been approved by shareholders of, and been implemented by other ING Funds.

Why is a manager-of-managers arrangement proposed?

Subject to the supervision and approval of the Board and approval of shareholders, ING Investments is responsible for managing the assets of the Credit Fund and is permitted, under the terms of the Advisory Agreement, to engage sub-advisers to provide portfolio management services to the Credit Fund. If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

Under the Current ING IM Advisory Agreement, ING IM monitors the investment programs of the sub-adviser, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. ING IM also oversees and monitors the performance of the sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing a fund.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by shareholders under the 1940 Act. The SEC has issued an exemptive order permitting ING IM to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “Manager-of-Managers Fund.” The Credit Fund can operate as a manager-of-managers fund in reliance upon the Existing Relief only if, among other things, the Fund’s shareholders have approved the manager-of-managers arrangement. That approval is sought in this Proposal Seven.

In addition in January 2013, the Funds and ING IM filed an application for exemptive relief which would extend the Existing Relief to permit ING IM, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers, without shareholder approval. Shareholders are asked to approve this modification to the existing exemptive relief. For more information please see Proposal Eight.

What is the proposed Manager-of-Managers arrangement?

On May 24, 2002, the SEC issued the Existing Relief permitting ING IM, with the approval of the Board, to enter into or materially modify sub-advisory agreements with unaffiliated sub-advisers without requiring shareholder approval. The Credit Fund and ING IM anticipate that this relief would benefit shareholders to the extent that it will give the Credit Fund and ING IM additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-advisers when needed, and to avoid numerous and expensive proxy solicitations. The Credit Fund will continue to obtain shareholder approval of a sub-advisory agreement with a sub-adviser considered to be an “affiliated person,” as defined in the 1940 Act, of the Credit Fund or ING IM, other than by reason of serving as a sub-adviser to the Credit Fund (“Affiliated Sub-Adviser”). In addition, the Board and ING IM would not be able to materially amend a sub-advisory agreement with an Affiliated Sub-Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements. If the Credit Fund also approves Proposal Eight, the Credit Fund would not need to continue to obtain shareholder approval of sub-advisory agreements with a wholly owned sub-adviser, and the Board and ING IM, would be able to materially amend a sub-advisory agreement with a wholly owned sub-adviser without needing shareholder approval.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Existing Relief. If the proposed rule is adopted, the Credit Fund and ING IM anticipate relying on the new rule and may no longer operate under the Existing Relief, and a vote of shareholders for this Proposal would, under the Existing Relief, be considered to be a satisfactory vote for operating a manager-of managers regime in reliance on the new rule, unless otherwise required by the new rule. As of the date of this Proxy Statement, the proposed rule has not been adopted.

The manager-of-managers arrangement will enable the Credit Fund to operate with greater efficiency by allowing ING IM to employ sub-advisers best suited to the needs of the Credit Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

What are the conditions of the exemptive relief granted pursuant to the Existing Relief?

Under the terms of the Existing Relief, the Credit Fund and ING IM are, and would continue to be, subject to several conditions imposed by the SEC. The Credit Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser. Further, under the conditions of the Existing Relief, within 90 days of a change to a sub-advisory arrangement the Credit Fund’s shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement.

In addition, in order to rely on the manager-of-managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. The Credit Fund’s prospectus must prominently discuss the manager-of-managers arrangement, including the fact that ING Investments has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. If a sub-adviser is hired or terminated, ING Investments must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Seven is in the interests of the Credit Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its [] meeting, approved Proposal Seven and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Credit Fund’s shareholders vote “FOR” the proposed manager-of-managers arrangement for the, as discussed in this Proxy Statement.

What factors were considered by the Board?

In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to the Credit Fund’s shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.

After carefully considering to the Credit Fund’s contractual arrangement under which ING Investments or ING IM, as applicable (together, the “Adviser”), is engaged as an investment adviser, and its experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders’ expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Seven will not result in an increase or decrease in the total amount of investment advisory fees paid by the Credit Fund to the Adviser. When engaging sub-advisers and entering into sub-advisory agreements, the Adviser has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by the Adviser and not by the Credit Fund. Therefore, any fee reduction or increase negotiated by the Adviser may be either beneficial or detrimental to the Adviser. The fees paid by the Credit Fund to the Adviser and the fees paid the Adviser to the sub-advisers are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid the Adviser by the Credit Fund would continue to require shareholder approval. If shareholders approve Proposal Seven, the Adviser, pursuant to its Advisory Agreement and other agreements, will continue to provide the same level of management and administrative services to the Credit Fund as the Adviser is currently providing.

The Board concluded that it is appropriate and in the best interests of the Credit Fund’s shareholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Credit Fund to operate more efficiently. Currently, to appoint a sub-adviser to the Credit Fund or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of the Credit Fund, create and distribute proxy materials, and solicit proxy votes from the Credit Fund’s shareholders. In addition, if a sub-adviser to the Credit Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with the Adviser, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Credit Fund, even when there will be no change in the persons managing the Credit Fund or no change to the services provided to the Credit Fund. This process is time-consuming and costly, and some of the costs may be borne by the Credit Fund. Without the delay inherent in holding a shareholder meeting, the Adviser and the Credit Fund would be able to act more quickly to appoint a sub-adviser with less expense when the Board and the Adviser believe that the appointment would benefit the Credit Fund.

What is the required vote?

The Credit Fund’s shareholders must approve Proposal Seven for it to be effective. Proposal Seven must be approved by the affirmative vote of a “majority of the outstanding voting securities,” which, for this purpose, requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. All shareholders of all classes of shares of the Credit Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Seven?

If shareholders do not approve the manager-of-managers arrangement, it will not be implemented and that the Credit Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Credit Fund or any material changes to sub-advisory agreements. If shareholders approve the manager-of-managers arrangement under Proposal Eight, the Credit Fund may rely on the Existing Relief as if this Proposal Seven had been approved, as well as the Amended Relief.

PROPOSAL EIGHT — APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS POLICY

ING Emerging Markets Corporate Debt Fund	ING Emerging Markets Local Currency Debt Fund
ING Emerging Markets Hard Currency Debt Fund	ING Investment Grade Credit Fund
(each a “Modified Manager-of-Managers Fund,” and collectively, the “Modified Manager-of-Managers Funds”)

What is Proposal Eight?

The Modified Manager-of-Managers Funds and ING Investments have received an exemptive order from the SEC to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers, without submitting the agreement to a vote of shareholders (the “Existing Relief”). A fund operating in this manner is commonly referred to as a “Manager-of-Managers Fund.” Shareholders of each Modified Manager-of-Manager Fund (with the exception of ING Investment Grade Credit Fund (the “Credit Fund”)) have previously voted to permit the Funds to operate as a Manager-of-Managers Funds. Shareholders of the Credit Fund are asked to approve the operation of these funds as Manager-of-Managers Funds in Proposal Seven.

In January 2013, the Modified Manager-of-Managers Funds and the Advisers filed an application for exemptive relief requesting a modification of the Existing Relief to permit the Advisers, with the approval of the Board, to enter into or materially amend sub-advisory agreement with wholly owned sub-advisers, without submitting the sub-advisory agreement to a vote of shareholders (the “Amended Relief”). Together, the Existing and Amended Relief would permit ING Investments to enter into and materially amend sub-advisory agreements with: (1) wholly owned sub-advisers, meaning sub-advisers that are “wholly owned subsidiaries” (as defined in the 1940 Act) of the adviser or a parent of the adviser; or (2) sub-advisers that are not an “affiliated person” (as defined in the 1940 Act) of the Modified Manager-of-Managers Fund, other than by reason of serving as a sub-adviser to the Modified Manager-of-Managers Fund (“Eligible Sub-Advisers”). A few other mutual fund complexes have obtained exemptive relief similar to the Amended Relief; however there can be no assurance that the SEC will issue an order based on the Modified Manager-of-Managers Fund’s exemptive application.

Pursuant to the conditions proposed in the Amended Relief, the Modified Manager-of-Managers Funds would not be permitted to rely on the Amended Relief unless, among other things, shareholders have approved a policy permitting ING Investments to enter into and materially amend any sub-advisory agreements with wholly owned sub-advisers without shareholder approval of the arrangement (the “Modified Manager-of-Managers Policy”). Shareholders are therefore asked to approve operation of the Modified Manager-of-Managers Funds in accordance with the Modified Manager-of-Managers Policy. If Proposal Eight is approved by shareholders, the Modified Manager-of-Managers Fund would continue to seek shareholder approval of new or amended sub-advisory agreements with wholly owned sub-advisers until the exemptive order requested by the Amended Relief is issued by the SEC.

At its September 6, 2012 meeting, the Board approved the Modified Manager-of-Managers Policy and voted to recommend its approval to shareholders.

Why is the Modified Manager-of-Managers Policy proposed?

The Modified Manager-of-Managers Funds and ING Investments anticipate that the Amended Relief would give ING Investments greater flexibility to select, supervise and evaluate wholly owned sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval to utilize their investment management expertise. Under current applicable law, while a change in investment management arrangements involving one or more wholly owned sub-advisers may be put into place promptly on a temporary basis, a Modified Manager-of-Managers Fund must still call and hold a meeting of the Modified Manager-of-Managers Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the Amended Relief, the Board would be able to act more quickly and with less expense to appoint a wholly owned sub-adviser or materially amend an agreement with a wholly owned sub-adviser.

What are the proposed conditions of the Amended Relief?

Under the terms of the Amended Relief, the Modified Manager-of-Managers Funds and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. The Modified Manager-of-Managers Funds would continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with any sub-adviser other than an Eligible Sub-Adviser. In addition, as is the case with the Existing Relief, under the conditions of the Amended Relief, within 90 days of a change to a sub-advisory arrangement shareholders would be required to be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement.

As with the Existing Relief, in order to rely on the Amended Relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. The Modified Manager-of-Managers Funds’ prospectus must prominently discuss the Modified Manager-of-Managers Policy, including the fact that ING Investments has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. If a sub-adviser is hired or terminated, ING Investments must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Eight is in the best interests of the Modified Manager-of-Managers Funds and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its [September 12, 2012] meeting, approved Proposal Eight and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Modified Manager-of-Managers Funds’ shareholders vote “FOR” the proposed Modified Manager-of-Managers Policy for the Modified Manager-of-Managers Funds, as discussed in this Proxy Statement.

What factors were considered by the Board?

In determining whether or not it was appropriate to approve the Modified Manager-of-Managers Policy and to recommend approval of the Modified Manager-of-Managers Policy to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. At the September 6, 2012 meeting, the Board voted to recommend approval of Proposal Eight to shareholders of the Modified Manager-of-Manager Funds.

After carefully considering the Modified Manager-of-Manager Funds’ contractual arrangements under which ING Investments has been engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of wholly owned sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers regardless of whether they are wholly owned or unaffiliated.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements for wholly owned sub-advisers. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to annually review and consider for renewal such agreements after an initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Eight will not result in an increase or decrease in the total amount of investment advisory fees paid by the Modified Manager-of-Manager Funds to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Modified Manager-of-Manager Funds. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Modified Manager-of-Manager Funds to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Modified Manager-of-Manager Funds would continue to require shareholder approval. If shareholders approve Proposal Eight, ING Investments, pursuant to the Investment Management Agreements and other agreements, will continue to provide the same level of management and administrative services to the Modified Manager-of-Manager Funds as it is currently providing.

The Board concluded that it is appropriate and in the interests of each Modified Manager-of-Manager Fund’s shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers, including wholly owned sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Modified Manager-of-Manager Funds to operate more efficiently. Currently, to appoint a wholly owned sub-adviser to a Modified Manager-of-Manager Fund or to materially amend a sub-advisory agreement with a wholly owned sub-adviser, the Modified Manager-of-Manager Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from the Modified Manager-of-Manager Fund’s shareholders. In addition, if a wholly owned sub-adviser to a Fund is acquired or there is a change of control of the wholly owned sub-adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Registrants currently must seek approval of a new sub-advisory agreement from shareholders of each Modified Manager-of-Manager Fund, even when there will be no change in the persons managing the Modified Manager-of-Manager Fund. This process is time-consuming and costly, and some of the costs may be borne by each Modified Manager-of-Manager Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Modified Manager-of-Manager Funds would be able to act more quickly to appoint a wholly owned sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Modified Manager-of-Manager Funds.

What is the required vote?

Approval of Proposal Eight by shareholders of each Modified Manager-of-Managers Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Modified

Manager-of-Managers Fund will vote separately on Proposal Eight and all shareholders of all classes of shares of a Modified Manager-of-Managers Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Eight?

If shareholders of a Manager-of-Managers Fund do not approve the Modified Manager-of-Managers Policy, it will not be implemented and the Modified Manager-of-Managers Funds will continue to obtain shareholder approval to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers unless otherwise permitted under the 1940 Act. Those Modified Manager-of-Managers Funds that currently operate pursuant to the Existing Relief would continue to rely on the Existing Relief with respect to unaffiliated sub-advisers, regardless of whether the SEC issues the Amended Relief. If shareholders of the Credit Fund approve Proposal Seven, but not Proposal Eight, the Credit Fund would begin to rely on the Existing Relief.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote.

How is my proxy being solicited?

The Funds have retained [Proxy Solicitor] (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $[] which will be paid by ING Investments or an affiliate. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at []. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

What are the voting rights and quorum requirements?

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of the shares entitled to vote shall constitute a quorum at any meeting of the shareholders. Shares have no preemptive or subscription rights.

Only shareholders of the Funds at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Ballot must be received no later than 5:00 P.M. on [May 5, 2013]. Appendix O sets forth the number of shares of Fund issued and outstanding as of the Record Date.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to each Proposal, other than Proposals Four, an abstention or broker non-vote will have the effect of a vote against such matters.

If there are insufficient votes to approve any Proposal or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the relevant Trust and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Appendix P hereto lists the persons that, as of [February 12, 2013] owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

Who are the Funds’ independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent public accountants for the Funds. The Board has selected KPMG as the independent public accountant to examine and report on the financial statements of each Fund for its two most recent fiscal years.

As part of its oversight of each Fund’s financial statements, the Audit Committee reviewed and discussed with ING Investments and KPMG each Fund’s financial statements for the most recently completed fiscal year. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Funds’ and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee recommended the selection of KPMG to serve as the independent public accounting firm for each Fund for the next fiscal year.

The fees paid to KPMG for professional audit services during each Fund’s two most recently completed fiscal years, amounts billed for other services rendered by KPMG to the Funds, and the aggregate non-audit fees billed by KPMG for services rendered to the Funds, ING Investments, and any entity controlling, controlled by, or under common control with ING Investments that provides ongoing services to the Funds for the two most recently completed fiscal years are described in Appendix Q.

All of the services provided by the Funds’ independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee approves: (1) all audit and non-audit services to be rendered to the Funds by KPMG; and (2) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to ING Investments or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Funds, ING Investments and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Funds is compatible with maintaining the independence of KPMG.

KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Funds. Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

How can shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Funds’ Secretary at the address on the front of this Proxy Statement.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

Who pays for this Proxy Solicitation?

The Funds will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments or an affiliate will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr. Secretary

[March 22, 2013]

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: PORTFOLIO MANAGERS

The following table sets forth the portfolio managers responsible for the day-to-day management of the Funds.

Fund	Portfolio Managers
ING Emerging Markets Corporate Debt Fund	Jennifer Gorgoll, Portfolio Manager (since 07/12) Michael Hyman, Portfolio Manager (since 07/12)
ING Emerging Markets Hard Currency Debt Fund	Marcelo Assalin, Portfolio Manager (since 07/12)
ING Emerging Markets Local Currency Debt Fund	Marcelo Assalin, Portfolio Manager (since 07/12)
ING Investment Grade Credit Fund	Karen Cronk, Portfolio Manager (since 10/09) Richard Kilbride, Portfolio Manager (since 05/07) Michael Hyman, Portfolio Manager (since 07/12) Kurt Kringelis, Portfolio Manager (since 07/12)
ING Retirement Solution 2020 Fund	Heather Hackett, Portfolio Manager (since 12/12) Halvard Kvaale, Portfolio Manager (since 12/12) Paul Zemsky, Portfolio Manager (since 12/12)
ING Retirement Solution 2025 Fund	Heather Hackett, Portfolio Manager (since 12/12) Halvard Kvaale, Portfolio Manager (since 12/12) Paul Zemsky, Portfolio Manager (since 12/12)
ING Retirement Solution 2030 Fund	Heather Hackett, Portfolio Manager (since 12/12) Halvard Kvaale, Portfolio Manager (since 12/12) Paul Zemsky, Portfolio Manager (since 12/12)
ING Retirement Solution 2035 Fund	Heather Hackett, Portfolio Manager (since 12/12) Halvard Kvaale, Portfolio Manager (since 12/12) Paul Zemsky, Portfolio Manager (since 12/12)
ING Retirement Solution 2050 Fund	Heather Hackett, Portfolio Manager (since 12/12) Halvard Kvaale, Portfolio Manager (since 12/12) Paul Zemsky, Portfolio Manager (since 12/12)
ING Retirement Solution 2055 Fund	Heather Hackett, Portfolio Manager (since 12/12) Halvard Kvaale, Portfolio Manager (since 12/12) Paul Zemsky, Portfolio Manager (since 12/12)
ING Retirement Solution Income Fund	Heather Hackett, Portfolio Manager (since 12/12) Halvard Kvaale, Portfolio Manager (since 12/12) Paul Zemsky, Portfolio Manager (since 12/12)

APPENDIX B: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson-Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT CO. LLC

230 Park Avenue

New York, NY 10169

Name and Title

Jeffrey T. Becker-Director, Chairman and Chief Executive Officer

Michael J. Gioffre-Chief Compliance Officer

Mark D. Weber-Director and Executive Vice President

Shaun P. Mathews-Director and Executive Vice President

Christine L. Hurtsellers-Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

APPENDIX C: FEES PAID TO AFFILIATES OF THE ADVISERS

The following table sets forth the fees paid to the Administrator and Distributor as well as any affiliated brokerage commissions paid for each Fund’s most recently completed fiscal year.

Fund	Administrative Services Fees ($)	Fees Paid to the Distributor ($)	Affiliated Brokerage Commissions Paid ($)
ING Emerging Markets Corporate Debt Fund(1)	None	N/A	None
ING Emerging Markets Hard Currency Debt Fund(1)	None	N/A	None
ING Emerging Markets Local Currency Debt Fund(1)	None	N/A	None
ING Investment Grade Credit Fund	N/A	N/A	None
ING Retirement Solution 2020 Fund	None	N/A	None
ING Retirement Solution 2025 Fund	None	N/A	None
ING Retirement Solution 2030 Fund	None	N/A	None
ING Retirement Solution 2035 Fund	None	N/A	None
ING Retirement Solution 2040 Fund	None	N/A	None
ING Retirement Solution 2045 Fund	None	N/A	None
ING Retirement Solution 2050 Fund	None	N/A	None
ING Retirement Solution 2055 Fund	None	N/A	None
ING Retirement Solution Income Fund	None	N/A	None

(1)         Because the Fund had not commenced operations as of March 31, 2012, the Fund did not pay any administrative services fees or any brokerage commissions for the fiscal year ended March 31, 2012.

APPENDIX D: FORM OF PROPOSED ADVISORY AGREEMENT

Agreement dated [Date], between [Trust] (the Trust]”), a [State/Form of organization], and [Investment Adviser] (the “Adviser”), a [State/Form of organization] (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, the Trust desires to avail itself of the services of the Adviser for the provision of advisory and management services for the [Trust/Company]; and

WHEREAS, the Adviser is willing to render such services to the [Trust/Company].

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.              Appointment. The Trust hereby appoints the Adviser, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Trust set forth in Schedule A hereto (individually and collectively referred to herein as “Series”), as such schedule may be amended from time to time. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the Trust establishes and designates additional series with respect to which it desires to retain the Adviser to render advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such additional series shall become a Series hereunder.

With respect to those Series that have obtained shareholder approval, subject to the approval of the Board of Trustees of the Trust, the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisors, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”). The Trust and Adviser understand and agree that the Adviser may manage each Series in a “Adviser-of-managers” style with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things and pursuant to an order issued by the Securities and Exchange Commission (the “SEC”): (i) continually evaluate the performance of any Sub-Adviser to the [Trust/Company]; and (ii) periodically make recommendations to the [Trust/Company]’s Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust recognizes that, subject to the approval of the Board of Trustees of the [Trust/Company], a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for a Series, subject to the applicable SEC order.

2.              Services of the Adviser.

The Adviser represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Trustees of the [Trust/Company], the Adviser shall provide the following advisory, management, and other services with respect to the Series:

Provide general investment advice and guidance with respect to the Series and provide advice and guidance to the Trust’s Trustees, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement, as may be amended or supplemented from time to time (the “Registration Statement”), which management may be provided by others selected by the Adviser and approved by the Board of Trustees as provided below or directly by the Adviser as provided in Section 4 of this Agreement;

(a)         Render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request; and

(b)         Make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Series and services provided to the Trust under this Agreement.

3.              Services of Adviser with respect to Sub-Advisers. In the event that the Adviser wishes to select others to render investment management services, the Adviser shall analyze, select and recommend for consideration and approval by the Trust’s Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Adviser, engage (which engagement may also be by the Trust) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Trust’s Registration Statement. The Adviser shall take the following actions in respect of the performance by the Sub-Adviser of its obligations in respect of the Trust:

(a) Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;;

(b) prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of [Trustee/Director]s may reasonably request;

(c) review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of [Trustee/Director]s;

(d) review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of Trustees;

(e) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(f) Supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under each Sub-Adviser’s Sub-Advisory Agreement;

(g) assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Advisory Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(h) Monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(i) If appropriate, analyze and recommend for consideration by the Trust’s Board of [Trustee/Director]s termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series;

(j) identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(k) designate and compensate from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; and

(l) perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Agreement and applicable law.

4.              Investment Management Authority. In the event the Adviser wishes to render investment management services directly to a Series, then with respect to any such Series, the Adviser, subject to the supervision of the Trust’s Board of Trustees, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of such Series. The Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s Registration Statement filed with the SEC. Furthermore:

(a)         The Adviser will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the Series or counsel to the Adviser.

(b)         The Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board of Trustees, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act.

(c)          On occasions when the Adviser deems the purchase or sale of a security to be in the interest of the Series as well as any other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Trust/’s Board of Trustees, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the Trust on behalf of the Series and to such other clients.

(d)         In connection with the purchase and sale of securities of the Series, the Adviser will arrange for the transmission to the custodian for the Series on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian.

(e)          The Adviser will assist the custodian or portfolio accounting agent for the Series in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust and any applicable procedures adopted by the Trust’s Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Adviser.

(f)           The Adviser will make available to the Trust, promptly upon request, any of the Series’ or the Managers’ investment records and ledgers as are necessary to assist the Series to comply with requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(g)          The Adviser will regularly report to the Trust’s Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the [Trust/Company]’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees may reasonably request.

(h)         In connection with its responsibilities under this Section 3, the Adviser is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Adviser in the exercise of its fiduciary obligations to the Trust on behalf of the Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) , the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, the Adviser is further authorized to allocate the orders placed by it on behalf of the Series to the Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Adviser or an affiliate of the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and the Adviser will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

With Respect to ING Investment Grade Credit Fund- (Proposal 2 only)

(i)             With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Manager in accordance with this Agreement and the investment objectives of the Series as outlined in the Prospectus and/or Statement of Additional Information for the Trust, the Trust hereby authorizes and directs the Manager to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts in the name of the Trust, and executing such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Trust acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Manager for such investment purposes.

5.              Conformity with Applicable Law. The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Trust and with the instructions and directions of the Board of Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

6.              Exclusivity. The services of the Adviser to the Series under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

7.              Documents. The Trust has delivered properly certified or authenticated copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

(a)         certified resolution of the Board of Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement;

(b)         the Registration Statement as filed with the SEC and any amendments thereto; and

(c)          exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

8.              Records. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Trust with respect to the Series by the 1940 Act. The Adviser further agrees that all records of the Series are the property of the Trust and, to the extent held by the Adviser, it will promptly surrender any of such records upon request.

9.              Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Trust under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Advisory Agreement. The Adviser further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees of the Trust who are employees of the Adviser or its affiliates, and office rent of the [Trust/Company]. The Trust shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Series’ net asset value; taxes, if any, and the preparation of the Series’ tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Series under federal and state laws and regulations (including the salary of employees of the Adviser engaged in the registering and qualifying of shares of the Series under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the Series’ portfolio transactions; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and Trustee meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Adviser or any Sub-Adviser, or their affiliates; Board approved trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses. To the extent the Adviser incurs any costs or performs any services which are an obligation of the [Trust/Company], as set forth herein, the Trust shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Trust is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Trust only to the extent of its costs for such services.

10.       Compensation. For the services provided by the Adviser to a Series pursuant to this Agreement, the Trust will pay to the Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the fees shall be in addition to any amount paid to the Adviser for the salary of its employees for performing services which are an obligation of the Trust as provided in Section 8. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Trust and the Adviser.

11.       Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its members, officers, Trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its members, officers, Trustees, employees, or agents shall be subject to, and the Trust will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-

Adviser or any of the Sub-Adviser’s stockholders or partners, officers, Trustees, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. No trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Sub-Adviser, other than to the Trust or its shareholders, in connection with Trust property or the affairs of the [Trust/Company], save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Trust arising in connection with the affairs of the [Trust/Company]. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the [Trust/Company].

12.       Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated as provided herein with respect to any such Series this Agreement shall continue in full force and effect through two years form the effective date of this Agreement. Thereafter, unless earlier terminated with respect to such a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the [Trust/Company], or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under this Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the [Trust/Company]’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the [Trust/Company], or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Trust at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the [Trust/Company], or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the [Trust/Company]. This Agreement will automatically and immediately terminate in the event of its “assignment” as defined in the 1940 Act.

13.       Use of Name. It is understood that the name “[Investment Adviser]” or any derivative thereof (including the name “ING”) or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Trust and the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Trust and Series. Upon termination of this Agreement, the Trust (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the [Trust/Company], shall promptly amend its Trust Instrument to change its name (if such name is included therein).

14.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15.       Applicable Law.

(a)         This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rules or order of the SEC thereunder.

(b)         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Schedule B

B-1

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund]

ING Retirement Solution 2055 Fund]

ING Retirement Solution Income Fund]

B-2	ING Investment Grade Credit Fund (Proposal 6)
B-3	ING Investment Grade Credit Fund (Proposal 2)

APPENDIX E: ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Advisory Agreement was last approved by shareholders, the advisory fee schedule, any contractual limits on expenses that the Adviser have entered into with respect to the Funds, and the amount of the advisory fees paid to the Advisers for each Fund’s most recently completed fiscal year.

Fund	Approved by Shareholders	Advisory Fee Schedule (as a % of net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING Emerging Markets Corporate Debt Fund(1)	07/31/12	0.85%	0.15	None(2)
ING Emerging Markets Hard Currency Debt Fund(1)	07/31/12	0.65%	0.15	None(2)
ING Emerging Markets Local Currency Debt Fund(1)	07/31/12	0.70%	0.15	None(2)
ING Investment Grade Credit Fund(3)	05/16/07	0.00%	0.00	None
ING Retirement Solution 2020 Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.80	None(6)
ING Retirement Solution 2025 Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.82	None(6)
ING Retirement Solution 2030 Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.86	None(6)
ING Retirement Solution 2035 Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.90	None(6)
ING Retirement Solution 2040 Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.92	None(6)
ING Retirement Solution 2045 Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.92	None(6)
ING Retirement Solution 2050 Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.92	None(6)
ING Retirement Solution 2055 Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.92	None(6)
ING Retirement Solution Income Fund	12/19/12	Direct Investments:(4) 0.30% Underlying Funds:(5) 0.00%	Class I: 0.66	None(6)

(1)         The adviser is contractually obligated to limit expenses to 0.15% through at least August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days prior to the end of the then current agreement or upon termination of the advisory agreement and is subject to recoupment by the adviser within three years. The adviser is contractually obligated to waive its management fee through at least August 1, 2014. There is no guarantee that the management fee waiver will continue after August 1, 2014. This waiver will only renew if the adviser elects to renew it and it is not eligible for recoupment.

(2)         Because the Fund had not commenced operations as of March 31, 2012, the Fund did not pay any advisory fees for the fiscal year ended March 31, 2012.

(3)         The adviser is contractually obligated to limit expenses to 0.00% indefinitely; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement.

(4)         “Direct Investments” shall mean assets which are not Underlying Funds.

(5)         “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING fund complex.  The term “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A as it was in effect on December 19, 2012.

(6)         Because the Fund had not commenced operations as of May 31, 2012, the Fund did not pay any advisory fees for the fiscal year ended May 31, 2012.

APPENDIX F: COMPENSATION PAID TO ING INVESTMENTS BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory fee rate paid to ING Investments and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Growth or Capital Appreciation

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING American Funds International Portfolio	0.49%	1,013,278,747
ING American Funds World Allocation Portfolio	0.10%	186,555,737
ING Baron Growth Portfolio	0.85%	735,421,654
ING BlackRock Health Sciences Opportunities Portfolio	0.75%	206,144,771
ING BlackRock Inflation Protected Bond Portfolio	0.42%	989,014,027
ING BlackRock Large Cap Growth Portfolio	0.80%	324,483,560
ING BlackRock Science and Technology Opportunities Portfolio	0.95%	322,115,645
ING Columbia Small Cap Value II Portfolio	0.75%	161,213,109
ING Corporate Leaders 100 Fund	0.40%	10,933,890
ING Davis New York Venture Portfolio	0.80%	390,035,931
ING DFA World Equity Portfolio	0.25%	161,667,253
ING Diversified International Fund	0.00%	127,363,072
ING Emerging Markets Equity Fund	1.00%	91,659,812
ING Fidelity® VIP Contrafund® Portfolio	0.56%	317,201,183
ING Fidelity® VIP Mid Cap Portfolio	0.56%	51,028,499
ING FMRSM Diversified Mid Cap Portfolio	0.63%	1,093,848,216
ING Global Natural Resources Fund	0.85%	113,060,338
ING Global Opportunities Fund	0.90%	66,130,188
ING Global Resources Portfolio	0.64%	904,746,753
ING Global Target Payment Fund	0.08%	81,593,802
ING Growth Opportunities Fund	0.75%	78,252,231
ING International Core Fund	0.75%	354,694,943
ING International Growth Fund	0.75%	153,207,303
ING International SmallCap Fund	1.00%	308,099,617
ING International Value Choice Fund	1.00%	29,935,422
ING International Value Equity Fund	0.88%	640,267,086
ING International Value Fund	1.00%	726,771,787
ING International Value Portfolio	0.81%	145,063,786
ING JPMorgan Emerging Markets Equity Portfolio	1.25%	855,827,619
ING JPMorgan Mid Cap Value Portfolio	0.75%	334,591,930
ING JPMorgan Small Cap Core Equity Portfolio	0.88%	393,505,827
ING Large Cap Growth Fund	0.70%	36,101,902
ING Large Cap Growth Portfolio	0.55%	1,050,338,501
ING Marsico Growth Portfolio	0.81%	636,035,778
ING Mid Cap Value Fund	0.46%	221,475,491
ING MidCap Opportunities Fund	0.75%	751,108,601
ING MidCap Opportunities Portfolio	0.70%	907,247,926
ING Morgan Stanley Global Franchise Portfolio	0.96%	407,835,394
ING Oppenheimer Global Portfolio	0.60%	1,472,587,064
ING Pioneer Mid Cap Value Portfolio	0.64%	647,615,056
ING Russia Fund	1.25%	328,558,548
ING Small Company Fund	0.83%	344,448,542
ING Small Company Portfolio	0.75%	599,296,728
ING SmallCap Opportunities Fund	0.90%	176,082,950
ING SmallCap Opportunities Portfolio	0.75%	188,468,403
ING SMID Cap Equity Fund	0.45%	113,924,250
ING Solution Aggressive Growth Portfolio	0.10%	14,568,927
ING Solution Growth Portfolio	0.10%	27,249,878
ING Strategic Allocation Growth Portfolio	0.08%	139,145,580

Growth or Capital Appreciation

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64%	705,497,560
ING T. Rowe Price International Stock Portfolio	0.54%	213,155,783
ING Templeton Foreign Equity Portfolio	0.79%	519,566,774
ING Templeton Global Growth Portfolio	0.89%	500,728,447

Income

Fund/Portfolio	Advisory fee rate as of Last FYE (as a % of average daily net assets)	Net Assets ($)
ING Fidelity® VIP Equity-Income Portfolio	0.46%	18,161,810
ING Floating Rate Fund	0.55%	258,532,246
ING Global Advantage and Premium Opportunity Fund	0.75%	232,035,620
ING Global Equity Dividend and Premium Opportunity Fund	1.00%	976,610,401
ING GNMA Income Fund	0.47%	982,358,538
ING Liquid Assets Portfolio	0.27%	1,413,321,418
ING Senior Income Fund	0.80%	768,394,035

Total Return

Fund/Portfolio	Advisory fee rate as of Last FYE (as a % of average daily net assets)	Net Assets ($)
ING American Century Small-Mid Cap Value Portfolio	1.00%	201,496,542
ING American Funds Asset Allocation Portfolio	0.30%	351,272,764
ING American Funds Global Growth and Income Portfolio	0.59%	7,135,786
ING American Funds International Growth and Income Portfolio	0.69%	4,641,101
ING Asia Pacific High Dividend Equity Income Fund	1.15%	207,418,552
ING Australia Index Portfolio	0.60%	189,741,339
ING Balanced Portfolio	0.50%	530,900,543
ING Bond Portfolio	0.36%	480,096,504
ING Capital Allocation Fund	0.08%	190,262,450
ING Clarion Global Real Estate Portfolio	0.79%	377,096,249
ING Clarion Real Estate Portfolio	0.68%	569,208,374
ING Core Equity Research Fund	0.68%	364,942,265
ING DFA Global Allocation Portfolio	0.25%	10,293,150
ING Emerging Markets Equity Dividend Fund	1.15%	33,913,988
ING Emerging Markets High Dividend Equity Fund	1.15%	319,564,644
ING Emerging Markets Index Portfolio	0.55%	62,115,336
ING Euro STOXX 50® Index Portfolio	0.60%	675,924,345
ING Franklin Income Portfolio	0.63%	781,406,905
ING Franklin Mutual Shares Portfolio	0.78%	448,943,568
ING Franklin Templeton Founding Strategy Portfolio	0.00%	766,436,352
ING FTSE 100 Index® Portfolio	0.60%	537,592,960
ING GET U.S. Core Portfolio - Series 10	0.60%	6,088,417
ING GET U.S. Core Portfolio - Series 11	0.60%	8,139,679
ING GET U.S. Core Portfolio - Series 12	0.60%	11,479,317
ING GET U.S. Core Portfolio - Series 13	0.60%	19,832,443
ING GET U.S. Core Portfolio - Series 14	0.60%	44,026,299
ING Global Bond Fund	0.40%	616,357,851
ING Global Bond Portfolio	0.50%	428,818,833
ING Global Equity Dividend Fund	0.70%	80,012,511
ING Global Real Estate Fund	0.71%	3,436,556,103
ING Goldman Sachs Commodity Strategy Portfolio	0.70%	111,416,208
ING Growth and Income Portfolio	0.50%	3,892,174,140
ING Hang Seng Index Portfolio	0.60%	142,400,911

Total Return

Fund/Portfolio	Advisory fee rate as of Last FYE (as a % of average daily net assets)	Net Assets ($)
ING High Yield Bond Fund	0.51%	151,245,351
ING Index Plus International Equity Fund	0.55%	96,029,042
ING Index Plus LargeCap Portfolio	0.35%	677,592,252
ING Index Plus MidCap Portfolio	0.40%	600,408,693
ING Index Plus SmallCap Portfolio	0.40%	276,356,135
ING Index Solution 2015 Portfolio	0.10%	194,297,446
ING Index Solution 2020 Portfolio	0.10%	16,196
ING Index Solution 2025 Portfolio	0.10%	245,837,452
ING Index Solution 2030 Portfolio	0.10%	16,558
ING Index Solution 2035 Portfolio	0.10%	182,052,708
ING Index Solution 2040 Portfolio	0.10%	16,825
ING Index Solution 2045 Portfolio	0.10%	107,420,428
ING Index Solution 2050 Portfolio	0.10%	16,834
ING Index Solution 2055 Portfolio	0.10%	10,382,911
ING Index Solution Income Portfolio	0.10%	177,111,706
ING Infrastructure, Industrials and Materials Fund	1.00%	394,265,188
ING Intermediate Bond Fund	0.17%	821,504,790
ING Intermediate Bond Portfolio	0.40%	2,471,645,349
ING International High Dividend Equity Income Fund	1.00%	82,211,430
ING International Index Portfolio	0.38%	329,390,953
ING International Real Estate Fund	0.93%	474,659,100
ING Invesco Van Kampen Comstock Portfolio	0.60%	295,320,676
ING Invesco Van Kampen Equity and Income Portfolio	0.55%	759,503,821
ING Invesco Van Kampen Growth and Income Portfolio	0.64%	538,372,057
ING Investment Grade Credit Fund	0.00%	10,978,370
ING Japan TOPIX Index® Portfolio	0.60%	434,045,213
ING Large Cap Value Fund	0.65%	228,542,508
ING Large Cap Value Portfolio	0.65%	317,564,196
ING Limited Maturity Bond Portfolio	0.27%	212,663,524
ING MFS Total Return Portfolio	0.70%	875,514,359
ING MFS Utilities Portfolio	0.60%	581,945,745
ING Oppenheimer Active Allocation Portfolio	0.25%	52,214,095
ING PIMCO High Yield Portfolio	0.49%	913,759,004
ING PIMCO Total Return Bond Portfolio	0.56%	3,386,836,973
ING PIMCO Total Return Portfolio	0.50%	1,185,402,055
ING Pioneer Fund Portfolio	0.73%	81,604,893
ING Pioneer High Yield Portfolio	0.60%	88,834,706
ING Prime Rate Trust	0.80%	1,215,271,147
ING Real Estate Fund	0.70%	983,420,673
ING Retirement Conservative Portfolio	0.14%	622,026,155
ING Retirement Growth Portfolio	0.14%	4,311,584,711
ING Retirement Moderate Growth Portfolio	0.14%	3,016,324,270
ING Retirement Moderate Portfolio	0.14%	1,815,227,813
ING Risk Managed Natural Resources Fund	1.00%	298,724,915
ING Russell™ Large Cap Growth Index Portfolio	0.45%	375,640,511
ING Russell™ Large Cap Index Portfolio	0.25%	506,970,285
ING Russell™ Large Cap Value Index Portfolio	0.45%	90,297,221
ING Russell™ Mid Cap Growth Index Portfolio	0.45%	273,697,369
ING Russell™ Mid Cap Index Portfolio	0.31%	1,491,417,020
ING Russell™ Small Cap Index Portfolio	0.33%	710,511,346
ING Solution 2015 Portfolio	0.10%	752,387,902
ING Solution 2020 Portfolio	0.10%	16,326
ING Solution 2025 Portfolio	0.10%	1,197,057,184
ING Solution 2030 Portfolio	0.10%	16,642
ING Solution 2035 Portfolio	0.10%	1,010,636,794
ING Solution 2040 Portfolio	0.10%	16,899

Total Return

Fund/Portfolio	Advisory fee rate as of Last FYE (as a % of average daily net assets)	Net Assets ($)
ING Solution 2045 Portfolio	0.10%	655,035,743
ING Solution 2050 Portfolio	0.10%	16,900
ING Solution 2055 Portfolio	0.10%	27,049,126
ING Solution Conservative Portfolio	0.10%	9,019,767
ING Solution Income Portfolio	0.10%	218,613,607
ING Solution Moderate Portfolio	0.10%	27,465,982
ING Strategic Allocation Conservative Portfolio	0.08%	82,205,392
ING Strategic Allocation Moderate Portfolio	0.08%	140,182,328
ING T. Rowe Price Capital Appreciation Portfolio	0.65%	3,860,394,295
ING T. Rowe Price Equity Income Portfolio	0.64%	1,399,894,743
ING T. Rowe Price Growth Equity Portfolio	0.60%	990,626,638
ING Thornburg Value Portfolio	0.65%	221,551,299
ING U.S. Bond Index Portfolio	0.31%	3,813,112,544
ING U.S. Stock Index Portfolio	0.26%	3,965,215,495
ING UBS U.S. Large Cap Equity Portfolio	0.70%	139,783,196
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.46%	174,430,421

APPENDIX G: COMPENSATION PAID TO ING IM BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory or sub-advisory fee rate paid to ING IM and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Funds The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Growth or Capital Appreciation

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Corporate Leaders 100 Fund		10,933,890
ING Global Natural Resources Fund		113,060,338
ING Global Resources Portfolio		904,746,753
ING Growth Opportunities Fund		78,252,231
ING International Value Equity Fund		640,267,086
ING International Value Fund		726,771,787
ING International Value Portfolio		145,063,786
ING Large Cap Growth Fund		36,101,902
ING Large Cap Growth Portfolio		1,050,338,501
ING MidCap Opportunities Fund		751,108,601
ING MidCap Opportunities Portfolio		907,247,926
ING Small Company Fund		344,448,542
ING Small Company Portfolio		599,296,728
ING SmallCap Opportunities Fund		41,121
ING SmallCap Opportunities Portfolio		41,121
ING SMID Cap Equity Fund		62,115,336
ING Strategic Allocation Growth Portfolio		41,121

Income

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Floating Rate Fund		258,532,246
ING Global Advantage and Premium Opportunity Fund		232,035,620
ING GNMA Income Fund		982,358,538
ING Liquid Assets Portfolio		1,413,321,418
ING Prime Rate Trust		1,215,271,147
ING Senior Income Fund		768,394,035

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Australia Index Portfolio		675,924,345
ING Balanced Portfolio		537,592,960
ING Bond Portfolio		6,088,417
ING Capital Allocation Fund		8,139,679
ING Core Equity Research Fund		11,479,317
ING Diversified Emerging Markets Debt Fund		19,832,443
ING Emerging Markets Corporate Debt Fund		44,026,299
ING Emerging Markets Hard Currency Debt Fund		616,357,851
ING Emerging Markets Index Portfolio		428,818,833
ING Emerging Markets Local Currency Debt Fund		113,060,338
ING Euro STOXX 50® Index Portfolio		904,746,753
ING FTSE 100 Index® Portfolio		3,892,174,140
ING GET U.S. Core Portfolio - Series 10		78,252,231
ING GET U.S. Core Portfolio - Series 11		142,400,911
ING GET U.S. Core Portfolio - Series 12		151,245,351

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING GET U.S. Core Portfolio - Series 13		96,029,042
ING GET U.S. Core Portfolio - Series 14		677,592,252
ING Global Bond Fund		276,356,135
ING Global Bond Portfolio		394,265,188
ING Global Target Payment Fund		821,504,790
ING Growth and Income Portfolio		82,211,430
ING Hang Seng Index Portfolio		329,390,953
ING High Yield Bond Fund		640,267,086
ING Index Plus International Equity Fund		726,771,787
ING Index Plus LargeCap Portfolio		145,063,786
ING Index Plus MidCap Portfolio		10,978,370
ING Index Plus SmallCap Portfolio		434,045,213
ING Infrastructure, Industrials and Materials Fund		36,101,902
ING Intermediate Bond Fund		1,050,338,501
ING Intermediate Bond Portfolio		228,542,508
ING International High Dividend Equity Income Fund		317,564,196
ING International Index Portfolio		212,663,524
ING Investment Grade Credit Fund		751,108,601
ING Japan TOPIX Index® Portfolio		907,247,926
ING Large Cap Value Fund		274,278,923
ING Large Cap Value Portfolio		1,179,984,712
ING Limited Maturity Bond Portfolio		298,724,915
ING Risk Managed Natural Resources Fund		1,491,417,020
ING Russell™ Large Cap Growth Index Portfolio		710,511,346
ING Russell™ Large Cap Index Portfolio
ING Russell™ Large Cap Value Index Portfolio		344,448,542
ING Russell™ Mid Cap Growth Index Portfolio		599,296,728
ING Russell™ Mid Cap Index Portfolio		176,082,950
ING Russell™ Small Cap Index Portfolio		188,468,403
ING Short Term Bond Fund		82,205,392
ING Strategic Allocation Conservative Portfolio		139,145,580
ING Strategic Allocation Moderate Portfolio		140,182,328
ING U.S. Bond Index Portfolio		3,813,112,544
ING U.S. Stock Index Portfolio		3,965,215,495
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio		174,430,421

APPENDIX H: FORM OF PROPOSED ING IM SUB-ADVISORY AGREEMENT

This Agreement is made as of this [Date], between [Adviser], [State/Form of organization] (the “Manager”), and [Sub-adviser], a [State/Form of organization] (the “Sub-Adviser”).

WHEREAS, ING Separate Portfolios Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)         The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)             The Sub-Adviser will: [(1)] manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”)[, and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.]

(ii)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Trust solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)       In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)      The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)         The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)      The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)         The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)          The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)         With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the [Trust/Company, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Advisory Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the advisory fee under said Advisory Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Advisory Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7. Marketing Materials.

(a)         During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)         During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8. Compliance.

(a)         The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)         The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust: (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)          The Manager agrees that it shall promptly notify the Sub-Adviser: (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Trust.

11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15. Indemnification.

(a)         The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)         Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)          The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)         The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Duration and Termination.

(a)         With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through [ ]. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and, to the extent necessary under applicable law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the Trust, (2) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10,

12, 13, 14, and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)         Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

If to the Manager:

17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18. Miscellaneous.

(a)         This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)         The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)         To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)           Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)          This Agreement may be executed in counterparts.

APPENDIX I: SUB-ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Sub-Advisory Agreement was last approved by shareholders, the sub-advisory fee schedule, and the amount of the sub-advisory fees paid to ING IM for each Fund’s most recently completed fiscal year.

Portfolio	Approved by Shareholders	Sub-Advisory Fee Schedule (as a % of net assets)	Sub-Advisory Fees Paid ($)
ING Emerging Markets Corporate Debt Fund(1)	07/31/12	0.3825%	None(2)
ING Emerging Markets Hard Currency Debt Fund(1)	07/31/12	0.2925%	None(2)
ING Emerging Markets Local Currency Debt Fund(1)	07/31/12	0.315%	None(2)
ING Retirement Solution 2020 Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)
ING Retirement Solution 2025 Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)
ING Retirement Solution 2030 Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)
ING Retirement Solution 2035 Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)
ING Retirement Solution 2040 Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)
ING Retirement Solution 2045 Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)
ING Retirement Solution 2050 Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)
ING Retirement Solution 2055 Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)
ING Retirement Solution Income Fund	12/19/12	Direct Investments:(3) 0.135% Underlying Funds:(4) 0.00%	None(5)

(1)         The sub-adviser is contractually obligated to waive its sub-advisory fee through at least August 1, 2014. There is not guarantee that the sub-advisory fee waiver will continue after August 1, 2014. The sub-advisory fee waiver will continue only if the sub-adviser elects to renew it.

(2)         Because the Fund had not commenced operations as of March 31, 2012, the sub-adviser did not receive any sub-advisory fees for the fiscal year ended March 31, 2012.

(3)         “Direct Investments” shall mean assets which are not Underlying Funds.

(4)         “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING fund complex. The term “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A as it was in effect on December 19, 2012.

(5)        Because the Fund had not commenced operations as of May 31, 2012, the sub-adviser did not receive any sub-advisory fees for the fiscal year ended May 31, 2012.

APPENDIX J: BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY CONTRACTS ON NOVEMBER 29, 2012

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board, including a majority the Independent Trustees, annually review and approve them. At a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) with ING Investments or ING IM, as applicable (together, the “Adviser”) for the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING IM, as applicable (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management or other sources and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Fund is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged or unusually exceeded a Fund’s relevant benchmark, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”) and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements

(including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for each Adviser and Sub-Adviser; (7) financial statements for each Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds) advisory contracts and sub-advisory contracts, including a written analysis for each Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trusts’ Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, the ultimate parent company of the Adviser and Sub-Adviser, had announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company. The Board further noted that this separation may result in the Adviser and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect the Adviser Sub-Adviser’s businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Funds would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. During the review process that led to the Board’s approvals on November 29, 2012, the Board also was in the process of conducting a separate and ongoing due diligence review relating to potential change in control contract approvals. The Board recognized, though, that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Funds, Adviser and Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser and Sub-Adviser currently provide. In this regard, the Board noted that the Adviser and Sub-Adviser did not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

Certain Funds invest in a combination of mutual funds (“Underlying Funds”) that are advised by another adviser that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that each of these Funds operates as a fund-of-fund and the performance of the Fund primarily reflects the performance of the Underlying Funds in which it invests.

For each Fund, a specific Class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The class of shares was generally selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services each Sub-Adviser provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of each Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with each Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs and the Board to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trusts’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance and in the case of certain Funds, based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors noted above and factors specific to each Fund. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in Sub-Adviser or portfolio managers; and strategy modifications.

APPENDIX K: NOMINEES

The following table sets forth information concerning each Nominees of the Fund. The address for each Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) to be Held with the Registrants	Term of Office and Length of Time Served as Director/ Trustee	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by or to be Overseen by Director/ Trustee(1)	Other Board Positions Held by Director/Trustee
Independent Nominees
Colleen D. Baldwin Age: 52	Trustee	07/07-Present	President, Glantuam Partners, LLC, a business consulting firm (01/09-Present).	[174]	None.
John V. Boyer Age: 59	Trustee	05/07-Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/ 08-Present). Formerly, Consultant (07/07-02/08).	[174]	None.
Patricia W. Chadwick Age: 64	Trustee	05/07-Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/00-Present).	[174]	Wisconsin Energy Corporation (06/06-Present) and The Royce Fund, 35 funds (12/09-Present).
Albert E. DePrince, Jr. Age: 71	Trustee	N/A	Professor of Economics and Finance, Middle Tennessee State University (08/91-Present) and various positions with Academy of Economics and Finance (2003-12).	[174]	None.
Peter S. Drotch Age: 71	Trustee	10/07-Present	Retired.	[174]	First Marblehead Corporation (09/03-Present).
J. Michael Earley Age: 67	Trustee	05/07-Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (06/92-12/08).	[174]	None.
Martin J. Gavin Age: 62	Trustee	N/A	President and Chief Executive Officer, Connecticut Children’s Medical Center (05/06-Present).	[174]	None.
Russell H. Jones Age: 68	Trustee	N/A

Retired. Director, Hill — Stead Museum (non-profit)(08-Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (04/73-03/08).

				[174]	None.
Patrick W. Kenny Age: 70	Trustee	05/07-Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/01-06/09).	[174]	Assured Guaranty Ltd. (04/04-Present).

Name and Age	Position(s) to be Held with the Registrants	Term of Office and Length of Time Served as Director/ Trustee	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen by or to be Overseen by Director/ Trustee(1)	Other Board Positions Held by Director/Trustee
Joseph E. Obermeyer Age: 55	Trustee	N/A	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/99-Present).	[174]	None.
Sheryl K. Pressler Age: 62	Trustee	05/07-Present	Consultant (05/ 01-Present).	[174]	Stillwater Mining Company (05/ 02-Present).
Roger B. Vincent Age: 67	Trustee	05/07-Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/89-08/11).	[174]	UGI Corporation (02/06-Present) and UGI Utilities, Inc. (02/06-Present).
Nominees who are “Interested Persons”
Shaun P. Mathews(1) Age: 57	Trustee & President	05/07-Present	President and Chief Executive Officer, ING Investments (11/ 06-Present).	[174]	ING Capital Corporation LLC (12/05-Present); ING Funds Services, LLC, ING Investments, LLC, and ING Investment Management, LLC (03/06-Present); and ING Investment Trust Co. (04/09-Present).

(1)         Mr. Mathews is deemed to be an “interested person” of the Fund as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the distributor, ING Investment Distributor, LLC.

APPENDIX L: TRUSTEE COMPENSATION

The following table sets forth the compensation received by the Trustees for each Fund’s most recently completed fiscal year. Messrs. Crispin and Mathews are “interested persons” as defined in the 1940 Act, of the Funds because of their affiliation with ING Groep, the parent corporation of the Adviser and the Distributor. Trustees who are interested persons do not receive any compensation from the Funds. No Trustee receives pension or retirement benefits that are accrued as part of Fund expenses.

Fund	Colleen D. Baldwin ($)	John V. Boyer(1) ($)	Patricia W. Chadwick ($)	Peter S. Drotch ($)	J. Michael Earley ($)	Patrick W. Kenny(1) ($)	Sheryl K. Pressler ($)	Roger B. Vincent ($)
ING Emerging Markets Corporate Debt Fund(2)	None	None	None	None	None	None	None	None
ING Emerging Markets Hard Currency Debt Fund(2)	None	None	None	None	None	None	None	None
ING Emerging Markets Local Currency Debt Fund(2)	None	None	None	None	None	None	None	None
ING Investment Grade Credit Fund	36	37	37	33	36	36	41	43
ING Retirement Solution 2020 Fund	None	None	None	None	None	None	None	None
ING Retirement Solution 2025 Fund	None	None	None	None	None	None	None	None
ING Retirement Solution 2030 Fund	None	None	None	None	None	None	None	None
ING Retirement Solution 2035 Fund	None	None	None	None	None	None	None	None
ING Retirement Solution 2040 Fund	None	None	None	None	None	None	None	None
ING Retirement Solution 2045 Fund	None	None	None	None	None	None	None	None
ING Retirement Solution 2050 Fund	None	None	None	None	None	None	None	None
ING Retirement Solution 2055 Fund	None	None	None	None	None	None	None	None
ING Retirement Solution Income Fund	None	None	None	None	None	None	None	None
Pension or Retirement Benefits Accrued as part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Registrant and Fund Complex Paid to Trustees(3)	301,000	308,500	308,500	276,000	301,000	303,500	343,500	358,500

(1)         During the fiscal year ended March 31, 2012, Messrs. Boyer and Kenny deferred $20,000 and $75,875 respectively, of their compensation from the Fund Complex. Messrs. Crispin and Mathews are “Interested Persons,” as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser and the Distributor. Officers and Trustees who are interested persons do not receive any compensation from the Trust.

(2)         Represents compensation from 138 funds (total in Fund Complex as of March 31, 2012).

(3)         Because the Fund had not commenced operations as of March 31, 2012, the Fund did not pay any Trustee compensation for the fiscal year ended March 31, 2012.

APPENDIX M: TRUSTEE AND NOMINEE OWNERSHIP OF FUND SECURITIES

The following table sets forth information regarding each Trustee’s and each Nominee’s ownership of shares of an ING Fund overseen or to be overseen by the Board and the aggregate holdings of shares all ING Funds as of December 31, 2012.

Portfolio	Colleen D. Baldwin ($)	John V. Boyer ($)	Patricia W. Chadwick ($)	Albert E. DePrince, Jr. ($)	Peter S. Drotch ($)	J. Michael Earley ($)	Martin J. Gavin ($)	Russell H. Jones ($)	Patrick W. Kenny ($)	Joseph E. Obermeyer ($)	Sheryl K. Pressler ($)	Roger B. Vincent ($)	Shaun P. Mathews ($)
ING Emerging Markets Corporate Debt Fund(1)	N/A	N/A	N/A		N/A	N/A			N/A		N/A	N/A	N/A
ING Emerging Markets Hard Currency Debt Fund(1)	N/A	N/A	N/A		N/A	N/A			N/A		N/A	N/A	N/A
ING Emerging Markets Local Currency Debt Fund(1)	N/A	N/A	N/A		N/A	N/A			N/A		N/A	N/A	N/A
ING Investment Grade Credit Fund	None	None	None		None	None			None		None	None	None
Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen by Trustee or to be overseen by the Nominee in Family of Investment Companies	50,001-100,000(2)	Over 100,000 10,001-50,000(2)	Over 100,000		Over 100,000	Over 100,000			Over 100,000 Over 100,000(2)		Over 100,000(2)	Over 100,000 Over 100,000(2)	Over 100,000 Over 100,000(2)

(1)          The Fund had not commenced operations as of March 31, 2012.

(2)          Funds held in a Deferred Compensation Account and/or 401(k) account.

APPENDIX N: OFFICER INFORMATION

The following table sets forth information concerning each Officer of the Funds. Unless otherwise indicated the address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name, Address, and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews Age: 57	President and Chief Executive Officer	03/07-Present	President and Chief Executive Officer, ING Investments, LLC (11/06-Present). Formerly, Head of ING Mutual Funds and Investment Products (11/04-11/06).
Michael J. Roland Age: 54	Executive Vice President	03/07-Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (04/12-Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (03/11-Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (01/07-04/12) and Chief Compliance Officer, ING Funds (03/11-02/12).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	03/07-Present 09/09-Present	Executive Vice President, ING Investments, LLC (07/00-Present) and Chief Investment Risk Officer, ING Investments, LLC (01/03-Present).
Kevin M. Gleason Age: 46	Chief Compliance Officer	02/12-Present	Senior Vice President, ING Investment Management, LLC (02/12-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/04-01/12)
Todd Modic Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	03/07-Present	Senior Vice President, ING Funds Services, LLC (03/05-Present).
Kimberly A. Anderson Age: 48	Senior Vice President	03/07-Present	Senior Vice President, ING Investments, LLC (10/03-Present).
Julius Drelick Age: 46	Senior Vice President	07/12-Present

Senior Vice President-Fund Compliance, ING Investment Funds Services, LLC (06/12-Present). Formerly, Vice President-Platform Product Management & Project Management, ING Investments, LLC (04/07-06/12).

Robert Terris Age: 42	Senior Vice President	03/07-Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (05/06-Present).
Maria M. Anderson Age: 54	Vice President	03/07-Present	Vice President, ING Funds Services, LLC (09/04-Present).
Fred Bedoya Age: 39	Vice President and Treasurer	09/12-Present	Vice President, ING Funds Services, LLC (03/12-Present). Formerly, Assistant Vice President-Director, ING Funds Services, LLC (08/03-03/12).
Lauren D. Bensinger Age: 58	Vice President	03/07-Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (02/96-Present); Director of Compliance, ING Investments, LLC (10/04-Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (04/10-Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (08/95-04/10).

Robyn L. Ichilov Age: 45	Vice President	03/07-Present	Vice President and Treasurer, ING Funds Services, LLC (11/95-Present) and ING Investments, LLC (08/97-Present). Formerly, Treasurer, ING Funds (11/99-02/12).

Name, Address, and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly K. Springer Age: 55	Vice President	03/07-Present

Vice President-Platform Product Management & Project Management, ING Investments, LLC (07/12-Present); Vice President, ING Investment Management-ING Funds (03/10-Present); and Vice President, ING Funds Services, LLC (03/06-Present). Formerly Managing Paralegal, Registration Statements (06/03-07/12).

Craig Wheeler Age: 43	Assistant Vice President	05/08-Present	Assistant Vice President-Director of Tax, ING Funds Services, LLC (03/08-Present). Formerly, Tax Manager, ING Funds Services, LLC (03/05-03/08).
Theresa K. Kelety Age: 49	Assistant Secretary	03/07-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (04/03-04/08).

Huey P. Falgout, Jr. Age: 48	Secretary	03/07-Present	Senior Vice President and Chief Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/03-03/10).
Paul A. Caldarelli Age: 61	Assistant Secretary	06/10-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (05/05-04/08).

(1)         The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

APPENDIX O: SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date.

Share Class
Portfolio	I	P	SMA	Total Shares
ING Emerging Markets Corporate Debt Fund
ING Emerging Markets Hard Currency Debt Fund
ING Emerging Markets Local Currency Debt Fund
ING Investment Grade Credit Fund
ING Retirement Solution 2020 Fund
ING Retirement Solution 2025 Fund
ING Retirement Solution 2030 Fund
ING Retirement Solution 2035 Fund
ING Retirement Solution 2040 Fund
ING Retirement Solution 2045 Fund
ING Retirement Solution 2050 Fund
ING Retirement Solution 2055 Fund
ING Retirement Solution Income Fund

APPENDIX P: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of [February 12, 2013].

		ING Emerging Markets Corporate Debt Fund		ING Emerging Markets Hard Currency Debt Fund		ING Emerging Markets Local Currency Debt Fund		ING Investment Grade Credit Fund
Name and Address	Class	Shares Held	As % of shares	Shares Held	As % of shares	Shares Held	As % of shares	Shares Held	As % of shares
First Clearing LLC St. Louis, MO	[A]	285,687.0 N/A N/A N/A	10.2

APPENDIX Q: FEES PAID TO THE INDEPENDENT PUBLIC ACCOUNTANTS

The following table shows fees paid to KPMG for professional audit services during each Fund’s two most recently completed fiscal years, as well as fees billed for other services rendered by KPMG to the Funds.

	Audit Fees(1) ($)		Audit-Related Fees(2) ($)		Tax Fees(3) ($)		All Other Fees(4) ($)
Fund	2012	2011	2012	2011	2012	2011	2012	2011
ING Emerging Markets Corporate Debt Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Emerging Markets Hard Currency Debt Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Emerging Markets Local Currency Debt Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Investment Grade Credit Fund	20,100	20,100	2,400	2,150	9,121	3,482	0	0
ING Retirement Solution 2020 Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Retirement Solution 2025 Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Retirement Solution 2030 Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Retirement Solution 2035 Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Retirement Solution 2040 Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Retirement Solution 2045 Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Retirement Solution 2050 Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Retirement Solution 2055 Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING Retirement Solution Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)         Audit fees consist of fees billed for professional services rendered for the audit of the Portfolios’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)         Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Portfolios’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

(3)         Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)         All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following table shows non-audit fees billed by KPMG during the calendar years ended December 31, 2012 and December 31, 2011 for services rendered to the Funds, the Advisers, and any entity controlling, controlled, or under common control with the Advisers that provides ongoing services to the Funds.

Aggregate Non-Audit Fees

2012	2011
$1,184,966	$1,122,245

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free [] and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON [MAY 6, 2013]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[Fund Name]

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on [May 6, 2013], at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy materials for the Meeting to Be Held on [May 6, 2013].

The Proxy Statement for the Special Meeting and the Notice of Special Meeting are available at WWW.PROXYVOTE.COM/ING.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.

To approve a new investment advisory agreement between ING Investments, LLC and the following Funds that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan for:

For ☐	Against ☐	Abstain ☐

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund

ING Retirement Solution 2055 Fund

ING Retirement Solution Income Fund

For ☐	Against ☐	Abstain ☐

2.

To approve a new investment advisory agreement between ING Investment Management Co. LLC and ING Investment Grade Credit Fund that is prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

For ☐	Against ☐	Abstain ☐

3.

To approve a new investment sub-advisory agreement between ING Investments, LLC and ING Investment Management Co. LLC for the following Funds that is prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan for:

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund

ING Retirement Solution 2055 Fund

ING Retirement Solution Income Fund

For ☐	Against ☐	Abstain ☐

4.	To approve the election of 13 nominees to the Board for each Fund.

Colleen D. Baldwin	For ☐ Against ☐ Abstain ☐	Russell H. Jones	For ☐ Against ☐ Abstain ☐
John V. Boyer	For ☐ Against ☐ Abstain ☐	Patrick W. Kenny	For ☐ Against ☐ Abstain ☐
Patricia W. Chadwick	For ☐ Against ☐ Abstain ☐	Shaun P. Mathews	For ☐ Against ☐ Abstain ☐
Albert E. DePrince, Jr.	For ☐ Against ☐ Abstain ☐	Joseph E. Obermeyer	For ☐ Against ☐ Abstain ☐
Peter S. Drotch	For ☐ Against ☐ Abstain ☐	Sheryl K. Pressler	For ☐ Against ☐ Abstain ☐
Michael Early	For ☐ Against ☐ Abstain ☐	Roger B. Vincent	For ☐ Against ☐ Abstain ☐
Martin J. Gavin	For ☐ Against ☐ Abstain ☐

5.

To approve a new investment advisory agreement with ING Investments, LLC for ING Investment Grade Credit Fund and a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Co. LLC both prompted by the IPO, and to approve, under certain circumstances, any future advisory and sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

For ☐	Against ☐	Abstain ☐

6.	To approve a change to the fundamental investment restriction on concentration for ING Investment Grade Credit Fund.

For ☐	Against ☐	Abstain ☐

7.

To approve a manager-of-managers policy with respect to the ING Investment Grade Credit Fund to permit ING Investments, LLC, subject to prior approval by the Board to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of such Fund’s shareholders.

For ☐	Against ☐	Abstain ☐

8.

To approve a modified manager-of-managers policy for the following Funds to permit ING Investments, LLC, subject to prior approval by the Board to enter into and materially amend agreements with wholly-owned sub-advisers in addition to unaffiliated sub-advisers without obtaining the approval of such Fund’s shareholders for:

ING Emerging Markets Corporate Debt Fund ING Emerging Markets Hard Currency Debt Fund	ING Emerging Markets Local Currency Debt Fund ING Investment Grade Credit Fund

For ☐	Against ☐	Abstain ☐

9.

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes for each Fund.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.